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                                                                    EXHIBIT 10.2

                      VOTING AND EXCHANGE TRUST AGREEMENT

         THIS VOTING AND EXCHANGE TRUST AGREEMENT (this "AGREEMENT"), dated December 22, 2000, is entered into by and among IMAGE PROCESSING SYSTEMS INC., a corporation existing under the laws of Ontario ("COMPANY"), PHOTON DYNAMICS, INC., a California corporation ("PARENT"), PHOTON DYNAMICS NOVA SCOTIA COMPANY ("CANCO") and MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada ("TRUSTEE");

         WHEREAS pursuant to an Acquisition Agreement for Plan of Arrangement (the "ACQUISITION AGREEMENT") dated as of September 27, 2000, between Parent, CanCo and Company, all of the existing common shares of Company will be recapitalised and exchanged for Exchangeable Shares;

         AND WHEREAS pursuant to the Acquisition Agreement, Parent, CanCo and Company have agreed to execute an exchange agreement substantially in the form of this Agreement;

         AND WHEREAS the foregoing recitals are made as representations and statements of fact by Parent, Company and CanCo and not by the Trustee;

         NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other valuable consideration (the receipt and sufficiency of which are acknowledged), the parties agree as follows:


                                    ARTICLE 1

                         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement, the following terms shall have the following meanings:

         "AFFILIATE" has the meaning ascribed thereto in the Exchangeable Share Provisions;

         "AUTOMATIC EXCHANGE RIGHTS" means the benefit of the obligation of Parent to effect the automatic exchange of Parent Common Shares for Exchangeable Shares pursuant to section 2.12;



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         "BENEFICIARIES" means the persons (other than Parent, CanCo, Company or their respective Affiliates) who are the registered holders of Exchangeable Shares from time to time (and at the time the definition is being applied);

         "BENEFICIARY VOTES" has the meaning ascribed thereto in section 4.5 hereof;

         "BOARD OF DIRECTORS" means, with respect to Parent or Company, as the case may be, the board of directors of Parent or Company, as the case may be;

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day when banks are not open for business in any or all of San Jose, California and Toronto, Ontario;

         "COVENANTS" means the covenant of Company contained in section 5.1 hereof and the covenants of Parent contained in sections 2.11, 2.12 and
         5.2 hereof;

         "CURRENT MARKET PRICE" has the meaning ascribed thereto in the Exchangeable Share Provisions;

         "EXCHANGE RIGHT" has the meaning ascribed thereto in section 2.1;

         "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares as set out in Appendix "A" to this Agreement;

         "EXCHANGEABLE SHARES" means the non-voting exchangeable shares in the capital of Company as currently constituted;

         "INSOLVENCY EVENT" shall mean:

         (1) the insolvency or bankruptcy of Company or the making by Company of an assignment for the benefit of creditors or the making by Company of a proposal pursuant to any bankruptcy or debtor relief legislation for the benefit of its creditors or the filing by Company of a notice of intention to file a proposal or the making or authorization by Company of any bankruptcy proceeding, petition or application to any tribunal for the appointment of a receiver or trustee for its or for any substantial part of its property or the failure by the Company to contest in good faith any such proceeding in respect of the Company within 30 days of the date thereof or the admission in writing of the Company of its inability to pay its debts generally as they become due or the Company not being permitted, pursuant to the solvency requirements of applicable law, to redeem any Retracted Shares; or

         (2) the insolvency or bankruptcy of Parent or the making by Parent of an assignment for the benefit of creditors or the making by Parent of a proposal pursuant to any


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                  bankruptcy or debtor relief legislation for the benefit of its creditors or the filing by Parent of a notice of intention to file a proposal or the making of authorization by Parent of any bankruptcy proceeding, petition or application to any tribunal for the appointment of a receiver or trustee for its or for any substantial part of its property or the failure by Parent to contest in good faith any such proceeding in respect of Parent within 30 days of the date thereof or the admission in writing of Parent of its inability to pay its debts generally as they become due;

         "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in the Exchangeable Share Provisions;

         "LIQUIDATION DATE" means the effective date of the liquidation, dissolution or winding-up of the Company pursuant to Article 5 of the Exchangeable Share Provisions;

         "LIQUIDATION EVENT" has the meaning ascribed thereto in section
         2.12(a);

         "LIQUIDATION EVENT EFFECTIVE DATE" has the meaning ascribed thereto in section 2.12(c);

         "LIST" has the meaning ascribed thereto in section 4.9;

         "NASDAQ" means the Nasdaq National Market;

         "OFFICER'S CERTIFICATE" means, with respect to Parent or Company, as the case may be, a certificate signed by any one of the Chairman of the Board, a Vice-Chairman of the Board, the President, any Vice-President or any other senior officer of Parent or Company, as the case may be;

         "PARENT AFFILIATES" means Affiliates of Parent;

         "PARENT COMMON SHARE" means a share of common stock, without par value, in the capital of Parent as currently constituted;

         "PARENT CONSENT" has the meaning ascribed thereto in section 4.5 hereof;

         "PARENT MEETING" has the meaning ascribed thereto in section 4.5 hereof;

         "PARENT SUCCESSOR" has the meaning ascribed thereto in section 10.1;

         "PERSON" includes an individual, partnership, corporation, company, unincorporated syndicate or organization, trust, trustee, executor, administrator, other legal representative, and other entity, whether or not having legal status;


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         "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in the
         Exchangeable Share Provisions;

         "RETRACTED SHARES" has the meaning ascribed thereto in section 2.7;

         "RETRACTION CALL RIGHT" has the meaning ascribed thereto in the Exchangeable Share Provisions;

         "SUPPORT AGREEMENT" means that certain exchangeable share support agreement made as of even date herewith between Company, CanCo and Parent;

         "TRUST" means the trust created by this Agreement;

         "TRUST ESTATE" means the Voting Share, the Voting Rights, the Exchange Right, the Automatic Exchange Rights, the Covenants and any other securities and any money or other property which may be held by the Trustee from time to time pursuant to this Agreement;

         "TRUSTEE" means Montreal Trust Company of Canada and, subject to the provisions of Article 8 hereof, includes any successor trustee;

         "VOTING RIGHTS" means the voting rights attached to the Voting Share;
         and

         "VOTING SHARE" means the one share of Series A1 Special Voting Preferred Stock of the Parent, issued by Parent to and deposited with the Trustee, which entitles the holder of record to a number of votes at meetings of holders of Parent Common Shares or upon any matters in respect of which a Parent Consent is sought equal to that number of votes that holders of the Exchangeable Shares outstanding from time to time other than Exchangeable Shares held by Parent, its subsidiaries and Affiliates would be entitled to if such Exchangeable Shares were exchanged for Parent Common Shares.

1.2      INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

         The division of this Agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article" or "section" followed by a number and/or a letter refer to the specified Article or section of this Agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this Agreement and not to any particular Article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3      NUMBER, GENDER, ETC.


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         Words importing the singular number only shall include the plural and
VICE VERSA. Words importing any gender shall include all genders.

1.4      DATE FOR ANY ACTION

         If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.


                                    ARTICLE 2

                      EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

2.1      GRANT OF THE EXCHANGE RIGHTS

         Parent hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries (i) the right (the "EXCHANGE RIGHT"), upon the occurrence and during the continuance of an Insolvency Event, to require Parent to purchase from each or any Beneficiary all or any part of the Exchangeable Shares held by the Beneficiary, and (ii) the Automatic Exchange Rights, all in accordance with the provisions of this Agreement and the Exchangeable Share Provisions, as the case may be. Parent hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by Parent to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

         (1) hold the Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

         (2) except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

The Exchange Right and the Automatic Exchange Rights shall terminate on the fifth anniversary of the date hereof, or such earlier date as there are no holders of Exchangeable Shares other than Parent, CanCo, Company or their respective Affiliates.

2.2      GENERAL EXERCISE OF EXCHANGE RIGHT


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         The Exchange Right shall be and remain vested in and exercisable by the
Trustee. Subject to section 6.17, the Trustee shall exercise the Exchange Right only:

         (1) on the basis of instructions received pursuant to this Article 2 from Beneficiaries entitled to instruct the Trustee as to the exercise thereof; and

         (2) to the extent that no such instructions are received from a Beneficiary with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

2.3      LEGENDED SHARE CERTIFICATES

         Company will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of:

         (1) their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Beneficiary;

         (2)      the Automatic Exchange Rights, if applicable;

         (3) their right to instruct the Trustee with respect to the exercise of the Beneficiary Votes; and

         (4)      a legend to the effect that:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS (i) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT WITH RESPECT TO THE SECURITIES OR
                  (ii) THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR RULE 144A OF THE ACT."; and

         (5) any other legend required by the Commissioner of Corporations of the State of California or such as are required or as may be reasonably necessary having regard to the provisions of any state, provincial, local or foreign law governing such securities.


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The Trustee shall have no duty under this Agreement to monitor or enforce compliance by the Company with the aforesaid legending requirements.

2.4      PURCHASE PRICE

         The purchase price payable by Parent for each Exchangeable Share to be purchased by Parent under the Exchange Right shall be an amount per share equal to:

         (1) the Current Market Price of a Parent Common Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right, which shall be satisfied in full by Parent causing to be sent to such holder one Parent Common Share (subject to adjustment in accordance with Section 11.1 of the Exchangeable Share Provisions), plus

         (2) to the extent not paid by Company, an additional amount equivalent to:

                  (1) the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the closing of the purchase and sale plus

                  (2) the full amount of all dividends declared on Parent Common Shares which have not been declared on Exchangeable Shares in accordance with Section 3.1 of the Exchangeable Share Provisions (provided that if the date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such additional amount equivalent to such declared and unpaid dividends).

         The purchase price for each such Exchangeable Share so purchased may be satisfied only by Parent issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Beneficiary, one Parent Common Share (subject to adjustment in accordance with Section 11.1 of the Exchangeable Share Provisions) and on the applicable payment date a cheque for the balance, if any, of the purchase price without interest (but less any amounts withheld pursuant to section 2.13). Upon payment by Parent of such purchase price, the relevant Beneficiary shall cease to have any right to be paid any amount in respect to declared and unpaid dividends on each such Exchangeable Share by Company or Parent.

2.5      EXERCISE INSTRUCTIONS

         Subject to the terms and conditions herein set forth, a Beneficiary shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Beneficiary on


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the register of holders of Exchangeable Shares maintained by the registrar or transfer agent of the Exchangeable Shares. To cause the exercise of the Exchange Right by the Trustee, the Beneficiary shall deliver to the Trustee, in person or by certified or registered mail, at its principal stock transfer office in the City of Toronto, Ontario or at such other places in Canada as the Trustee may from time to time designate by written notice to the Beneficiaries, the certificates representing the Exchangeable Shares which such Beneficiary desires Parent to purchase, duly endorsed in blank for transfer, and accompanied by such other documents and instruments as may reasonably be requested by Parent or the Trustee and as may otherwise be required to effect a transfer of Exchangeable Shares under the BUSINESS CORPORATIONS ACT (Ontario) (or such other corporate statute under which Company is subject) and the by-laws of Company together with:

         (1) a duly completed form of notice of exercise of the Exchange Right contained on the reverse of or attached to the Exchangeable Share certificates, stating

                  (1) that the Beneficiary thereby instructs the Trustee to exercise the Exchange Right so as to require Parent to purchase from the Beneficiary the number of Exchangeable Shares specified therein,

                  (2) that such Beneficiary has good title to and owns all such Exchangeable Shares to be acquired by Parent free and clear of all liens, claims and encumbrances,

                  (3) the names in which the certificates representing Parent Common Shares issuable in connection with the exercise of the Exchange Right are to be issued and the addresses of record (including postal codes) for such holders; and

                  (4) the address to which the new certificates or cheques, as the case may be, should be delivered if different from the address specified in section 2.5(a)(iii) above; and

         (2) payment (or evidence satisfactory to Company and Parent of payment) of the taxes (if any) payable as contemplated by section 2.9 or 2.13 of this Agreement.

         If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to Parent are to be purchased by Parent under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of Company.

2.6      DELIVERY OF PARENT COMMON SHARES AND CHEQUES; EFFECT OF EXERCISE

         Promptly after receipt of the certificates representing the Exchangeable Shares which the Beneficiary desires Parent to purchase under the Exchange Right, together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right (and payment of taxes, if any, payable as contemplated by section 2.9 or 2.13 or evidence thereof), duly


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endorsed for transfer to Parent, the Trustee shall notify Parent and Company of its receipt of the same, which notice to Parent and Company shall constitute exercise of the Exchange Right by the Trustee on behalf of the holder of such Exchangeable Shares, and Parent shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Beneficiary of such Exchangeable Shares (or to such other persons, if any, properly designated by such Beneficiary), the number of Parent Common Shares issuable in connection with the exercise of the Exchange Right, and on the applicable payment date cheques for the balance, if any, of the total purchase price therefor without interest (but less, in each case, any amounts withheld pursuant to section 2.13); provided, however, that no such delivery shall be made unless and until the Beneficiary shall have paid (or provided evidence satisfactory to Company and Parent of the payment of) the taxes (if any) payable as contemplated by section 2.9 or 2.13 of this Agreement. Immediately upon the giving of notice by the Trustee to Parent and Company of the exercise of the Exchange Right, as provided in this section 2.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the Beneficiary of such Exchangeable Shares shall be deemed to have transferred to Parent all of its right, title and interest in and to such Exchangeable Shares and in the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive such Beneficiary's proportionate part of the total purchase price therefor, unless the requisite number of Parent Common Shares (together with a cheque for the balance, if any, of the total purchase price therefor) is not allotted, issued and delivered by Parent to the Trustee, for delivery to such Beneficiary (or to such other persons, if any, properly designated by such Beneficiary), within five Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Beneficiary shall remain unaffected until such Parent Common Shares are so allotted, issued and delivered by Parent and any such cheque is so delivered and paid. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary (or such other persons, if any, properly designated by such Beneficiary) shall be considered and deemed for all purposes to be the holder of the Parent Common Shares to be delivered to it or them pursuant to the Exchange Right.

2.7      EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION

         In the event that a Beneficiary has exercised its right under Article 6 of the Exchangeable Share Provisions to require Company to redeem any or all of the Exchangeable Shares held by the Beneficiary (the "RETRACTED SHARES") and is notified by Company pursuant to section 6.6 of the Exchangeable Share Provisions that Company will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, and provided that CanCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Beneficiary has not revoked the retraction request delivered by the Beneficiary to Company pursuant to section 6.7 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Beneficiary to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares which Company states that it is unable to redeem. In any such event, Company hereby agrees with the Trustee and in favour of the


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Beneficiary immediately to notify the Trustee of such prohibition against
Company redeeming all of the Retracted Shares (indicating specifically the extent and impact of such prohibition) and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Beneficiary to Company or to the transfer agent of the Exchangeable Shares (including without limitation a copy of the retraction request delivered pursuant to section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that Company has stated that it is not permitted to redeem and will require the Parent to purchase such shares in accordance with the provisions of this Article 2.

2.8      FRACTIONAL SHARES; OFFICER'S CERTIFICATE

         In connection with any purchase or exchange of Exchangeable Shares pursuant to this Agreement (including, without limitation, an automatic exchange), (a) no certificates representing fractional Parent Common Shares shall be delivered to holders of Exchangeable Shares, and (b) Parent shall provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share purchased or exchanged (or a formula for determining the purchase price for each such Exchangeable Share purchased or exchanged).

2.9      STAMP OR OTHER TRANSFER TAXES

         Upon any sale of Exchangeable Shares to Parent pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Parent Common Shares, and the cheque, if any, to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Beneficiary of the Exchangeable Shares so sold or in such names as such Beneficiary may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold; provided, however, that such
Beneficiary:

         (1) shall pay (and neither Parent nor Company nor Trustee shall be required to pay) any documentary, stamp, transfer or other taxes that may be payable in respect of any transfer, including those involved in the issuance or delivery of such shares to a person other than such Beneficiary; and

         (2) shall have evidenced to the satisfaction of Parent and Company that such taxes, if any, have been paid.

2.10     NOTICE OF INSOLVENCY EVENT

         Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, Company and/or Parent, as the case may be, shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from Company and/or Parent, as the case may be, or from any other person of the


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occurrence of an Insolvency Event (and after providing immediate notice to the
Company and Parent if the Trustee receives a notice of an Insolvency Event from a third party), the Trustee will mail to each Beneficiary, at the expense of Company and/or Parent, a notice of such Insolvency Event, which notice shall contain a brief statement of the right of the Beneficiaries with respect to the Exchange Right.

2.11     PARENT COMMON SHARES

         Parent shall cause a Registration Statement on Form S-3 covering the resale to the public of Parent Common Stock to be issued pursuant to the rights associated with the Exchangeable Shares to remain effective for a period of five years following the date hereof. Parent hereby represents, warrants and covenants that it has irrevocably reserved for issuance such number of Parent Common Shares as is equal to the number of Exchangeable Shares outstanding at the date hereof and that it will at all times keep available free from pre-emptive and other rights, out of its authorized and unissued capital stock, such number of Parent Common Shares (or other shares or securities into which Parent Common Shares may be reclassified or changed) as is necessary to enable Parent and Company to perform their respective obligations pursuant to this Agreement, the Exchangeable Share Provisions and the Support Agreement. Parent hereby further represents, warrants and covenants that Parent Common Shares issuable as described herein will be duly authorized and validly issued as fully paid and non-assessable.

2.12     AUTOMATIC EXCHANGE ON LIQUIDATION OF PARENT

         (1) Parent will give the Trustee notice of each of the following events (each, a "LIQUIDATION EVENT") at the time set forth below:

                  (1) in the event of any determination by the Board of Directors of Parent to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Parent or to effect any other distribution of assets of Parent among its shareholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

                  (2) as soon as practicable following the earlier of receipt by Parent of notice of, and Parent otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Parent or to effect any other distribution of assets of Parent among its shareholders for the purpose of winding up its affairs, in each case where Parent has failed to contest in good faith any such proceeding commenced in respect of Parent within 30 days of becoming aware thereof.


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

                  Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for Parent Common Shares provided for in section 2.12(c).

         (2) Immediately following receipt by the Trustee from Parent of notice of any Liquidation Event contemplated by section 2.12(a)(i) or 2.12(a)(ii) above, the Trustee will give notice thereof to the Beneficiaries. Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for Parent Common Shares provided for in section 2.12(c).

         (3) In order that the Beneficiaries will be able to participate on a PRO RATA basis with the holders of Parent Common Shares in the distribution of assets of Parent in connection with a Liquidation Event, on the fifth Business Day prior to the effective date (the "LIQUIDATION EVENT EFFECTIVE DATE") of a Liquidation Event all of the then outstanding Exchangeable Shares held by Beneficiaries shall be automatically exchanged for Parent Common Shares. To effect such automatic exchange, Parent shall purchase, and shall be deemed to have purchased, on the fifth Business Day prior to the Liquidation Event Effective Date each Exchangeable Share then outstanding and held by Beneficiaries, and each Beneficiary shall sell, and shall be deemed to have sold, the Exchangeable Shares held by it at such time, for a purchase price per share equal to the aggregate of:

                  (1) the Current Market Price of a Parent Common Share on the fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by Parent issuing to the Beneficiary one Parent Common Share (subject to adjustment in accordance with Section 11.1 of the Exchangeable Share Provisions), plus

                  (2) to the extent not paid by Company, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of the exchange, plus

                  (3) the full amount of all dividends declared on Parent Common Shares which have not been declared on Exchangeable Shares in accordance with Section 3.1 of the Exchangeable Share Provisions (provided that if the date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such additional amount equivalent to such declared and unpaid dividends).

         (4) On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Parent Common Shares shall be deemed to have occurred,


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                  and each Beneficiary shall be deemed to have transferred to
                  Parent all of such Beneficiary's right, title and interest in and to such Beneficiary's Exchangeable Shares and in the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and Parent shall issue to the Beneficiary Parent Common Shares issuable upon the automatic exchange of Exchangeable Shares for Parent Common Shares and on the applicable payment date shall deliver to the Beneficiary a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares without interest but less any amounts withheld pursuant to section 2.13. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of Parent Common Shares issued pursuant to the automatic exchange of Exchangeable Shares for Parent Common Shares and the certificates held by the Beneficiary previously representing the Exchangeable Shares exchanged by the Beneficiary with Parent pursuant to such automatic exchange shall thereafter be deemed to represent Parent Common Shares issued to the Beneficiary by Parent pursuant to such automatic exchange. Upon the request of a Beneficiary and the surrender by the Beneficiary of Exchangeable Share certificates deemed to represent Parent Common Shares, duly endorsed in blank and accompanied by such instruments of transfer as Parent may reasonably require, Parent shall deliver or cause to be delivered to the Beneficiary certificates representing Parent Common Shares of which the Beneficiary is the holder.

2.13     WITHHOLDING RIGHTS

         Parent, Company and the Trustee shall be entitled to deduct and withhold from any consideration otherwise payable under this Agreement to any holder of Exchangeable Shares or Parent Common Shares such amounts as Parent, Company or the Trustee are required to deduct and withhold with respect to such payment under the INCOME TAX ACT (Canada), the UNITED STATES INTERNAL REVENUE CODE OF 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, and the holder has not provided Parent, Company or the Trustee, as the case may be, with such amount in cash or certified funds, Parent, Company and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Parent, Company or the Trustee, as the case may be, net of expenses, to enable it to comply with such deduction or withholding requirement and Parent, Company or the Trustee shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. Prior to making any distribution to holders of Exchangeable Shares or Parent Common Shares, Parent, Company or the Trustee (subject to Section 2.14 below), as the case may be, shall ensure that it retains sufficient funds to enable it to comply with any applicable withholding taxes in connection with such consideration. Parent represents and warrants that, based upon facts currently known to it, it has, unless otherwise required by law, no current intention, as of the date of this Agreement, to deduct or withhold from any dividend paid to holders of Exchangeable Shares any amounts under the UNITED STATES INTERNAL REVENUE CODE OF 1986.

2.14     TRUSTEE'S WITHHOLDING PROCEDURES

         Any other provision of this Agreement notwithstanding, the Trustee shall not be responsible for determining and shall have no duty to determine or verify whether any taxes are payable, or if any taxes are payable, what sum should be deducted and remitted to any taxing authority in any jurisdiction, in respect of any consideration otherwise payable under this Agreement to any person (including Parent or any holder of Exchangeable Shares or Parent Common Shares) at any time. The Trustee shall not be responsible for determining the adequacy of or otherwise examining any evidence of the payment of any taxes which any Beneficiary or other party may at any time submit to the Trustee. The making of such determinations is the responsibility solely of Parent and Company and the Trustee shall be entitled to rely and act upon any written instructions which it may receive from either Parent or Company or their respective counsel with regard to the withholding and remittance of tax and/or the retention of sufficient funds by the Trustee to enable it to comply with any applicable withholding taxes. If no written instructions to withhold have been received by the Trustee from Parent or Company or their counsel by the date when the Trustee is required to make or forward payment to a given party, the Trustee may proceed to make or forward such payment to any Beneficiary (or its designee to become a holder of Parent Common Shares) whose registered address is in Canada without deduction or withholding or retention of funds on account of taxes on the assumption that no deduction or withholding or retention of funds on account of taxes is required; provided, however, the Trustee shall withhold from any Beneficiary (or its designee) who does not have a registered address in Canada, 33 1/3%of the consideration otherwise payable to such Beneficiary (or designee) pursuant to the terms of this Agreement. For purposes of this Section 2.14, the "registered address" of a Beneficiary shall mean the address of such Beneficiary on the List, except in the event of the exercise of the Exchange Right, in which case the "registered address" of a Beneficiary (or its designee to become holder of Parent Common Shares) shall be the address listed by such Beneficiary on the "Notice of Exercise of Exchange Right Upon Insolvency Event" provided by such Beneficiary to the Trustee, but shall be the Beneficiary's registered address if no different address is listed on said Notice. The Trustee's notification to Parent and Company at any time of receipt by the Trustee of evidence of payment of taxes shall not be construed as any representation, statement or warranty by the Trustee that such evidence is satisfactory. Prior to the making of any distribution to holders or former holders of Exchangeable Shares, Parent or Company, as the case may be, shall ensure that the Trustee has access to sufficient funds (by directly providing, if necessary, such funds to the Trustee) to enable the Trustee to comply with any applicable withholding taxes in connection with such distribution. Any amounts withheld by the Trustee under this Section 2.14 shall, in the absence of written instructions from Parent or Company, be remitted by the Trustee to the Canada Customs and Revenue Agency.

                                    ARTICLE 3


                             INTENTIONALLY DELETED.



                                    ARTICLE 4

                      ESTABLISHMENT OF TRUST, VOTING SHARE
                          AND EXERCISE OF VOTING RIGHTS

4.1      ESTABLISHMENT OF TRUST

         The purpose of this Agreement is to create the Trust for the benefit of the Beneficiaries, as herein provided. The Trustee will hold the Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right and the Automatic Exchange Rights and the other rights with respect to matters relating to the Voting Share granted in or resulting from the Trustee being a party to this Agreement in order to enable the Trustee to exercise or enforce such rights, in each case as trustee for and on behalf of the Beneficiaries as provided in this Agreement. The Trustee will hold the Covenants and will hold the other rights with respect to matters relating to the Covenants granted in or resulting from the Trustee being a party to this Agreement in order to enable the Trustee to exercise or enforce such rights, in each case as trustee for and on behalf of the Beneficiaries as provided in this Agreement.

4.2      ISSUE AND OWNERSHIP OF THE VOTING SHARE

         Parent hereby issues to and deposits with the Trustee the Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries and in accordance with the provisions of this Agreement. Parent hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the sufficiency thereof) for the issuance of the Voting Share by Parent to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Voting Share, provided that the Trustee shall:

         (1) hold the Voting Share and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

         (2) except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Voting Share and the Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

4.3      SAFE KEEPING OF CERTIFICATE

         The certificate representing the Voting Share shall at all times be held in safekeeping by the Trustee.

4.4      VOTING RIGHTS

         The Trustee, as the holder of record of the Voting Share, shall be entitled to all of the Voting Rights, including the right to consent to or to vote the Voting Share in person or by proxy, on any matter, question or proposition whatsoever that may properly come before the shareholders of Parent at a Parent Meeting or in connection with a Parent Consent (in each case, as hereinafter defined). The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to section 6.17 hereof, the Trustee shall exercise the Voting Rights only:

         (1) on the basis of instructions received pursuant to this Article 4 from Beneficiaries entitled to instruct the Trustee as to the voting thereof at the time at which Parent Consent is sought or Parent Meeting is held; and

         (2) to the extent that no such instructions are received from a Beneficiary with respect to the Voting Rights to which such Beneficiary is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights.

4.5      NUMBER OF VOTES

         With respect to all meetings of shareholders of Parent at which holders of Parent Common Shares are entitled to vote (a "PARENT MEETING") and with respect to all written consents sought by Parent from its shareholders including the holders of Parent Common Shares (a "PARENT CONSENT"), each Beneficiary shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, one of the votes comprised in the Voting Rights for each Exchangeable Share owned of record by such Beneficiary on the record date established by Parent or by applicable law for such Parent Meeting or Parent Consent, as the case may be (the "BENEFICIARY VOTES") in respect of each matter, question or proposition to be voted on at such Parent Meeting or to be consented to in connection with such Parent Consent.

4.6      MAILINGS TO BENEFICIARIES

         With respect to each Parent Meeting and Parent Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as Parent utilizes in communications to holders of Parent Common Shares, subject to the Trustee being advised in writing of such method and its ability to provide this method of communication) to each of the Beneficiaries named in the List (as hereinafter defined) at the Beneficiary's address as set forth on the List on the same day as the initial mailing or notice (or other communication) with respect thereto is given by Parent to its shareholders:

         (1) a copy of such notice, together with any related materials including, without limitation, any information statement, to be provided to shareholders of Parent (but excluding proxies to vote Parent Common Shares);

         (2) a clear and concise statement explaining the reason for the mailed material being solely in relation to Parent and not in relation to the Company, such statement to include a reference to the economic equivalency between the Exchangeable Shares and the Parent Common Shares;

         (3) a statement that such Beneficiary is entitled, subject to the provisions of section 4.10, to instruct the Trustee as to the exercise of the Beneficiary Votes with respect to such Parent Meeting or Parent Consent, as the case may be, or, pursuant and subject to section 4.10, to attend such Parent Meeting and to exercise personally the Beneficiary Votes thereat;

         (4) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

                  (1) a proxy to such Beneficiary or his designee to exercise personally such Beneficiary's Beneficiary Votes; or

                  (2) a proxy to a designated agent or other representative of the management of Parent to exercise such Beneficiary's Beneficiary Votes;

         (5) a statement that if no such instructions are received from the Beneficiary, the Beneficiary Votes to which such Beneficiary is entitled will not be exercised;

         (6) a form of direction whereby the Beneficiary may so direct and instruct the Trustee as contemplated herein; and

         (7) a statement of the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a Parent Meeting shall not be earlier than the close of business on the second Business Day prior to such meeting, and of the method for revoking or amending such instructions.

         The materials referred to in this Section 4.6 are to be provided by Parent to the Trustee. The Trustee shall have the right, but not the obligation to review and comment on such materials. Parent shall ensure that the materials to be provided to the Trustee are provided in sufficient time to permit the Trustee to comment as aforesaid and to send all materials to each Beneficiary at the same time such materials are first sent to holders of Parent Common Shares. Parent agrees not to communicate with holders of Parent Common Shares otherwise than by mail unless such method of communication is also reasonably available to perform its obligations contemplated by this Section 4.6. For the purpose of determining the Beneficiary Votes to which a Beneficiary is entitled in respect of any such Parent Meeting or Parent Consent, the number of Exchangeable Shares owned of record by the Beneficiary shall be determined at the close of business on the record date established by Parent or by applicable law for purposes of determining shareholders entitled to vote at such Parent Meeting or to give written consent in connection with such Parent Consent. The Parent will notify the Trustee in writing of any decision of the Board of Directors of Parent with respect to the calling of any such Parent Meeting or the seeking of any such Parent Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this section 4.6.

4.7      COPIES OF SHAREHOLDER INFORMATION

         Parent will deliver to the Trustee copies of all proxy materials (including notices of Parent Meetings but excluding proxies to vote Parent Common Shares), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Parent Common Shares in sufficient quantities and in sufficient time so as to enable the Trustee to send or cause to be sent those materials to each Beneficiary at the same time as such materials are first sent to holders of Parent Common Shares. The Trustee will mail or otherwise send to each Beneficiary, at the expense of Parent, copies of all such materials (and all materials specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by Parent) received by the Trustee from Parent at the same time as such materials are first sent to holders of Parent Common Shares. The Trustee will also make available for inspection by any Beneficiary at the Trustee's principal corporate trust office in the City of Toronto, Ontario all proxy materials, information statements, reports and other written communications that are:

         (1) received by the Trustee as the registered holder of the Voting Share and made available by Parent to the holders of Parent Common Shares; or

         (2) specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by Parent.

4.8      OTHER MATERIALS

         Immediately after receipt by Parent or any shareholder of Parent of any material sent or given generally to the holders of Parent Common Shares by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), Parent shall use its best efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided or sent directly to Beneficiaries by or on behalf of such third party) to each Beneficiary as soon as possible thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send, or cause to be mailed or otherwise sent, to each Beneficiary, at the expense of Parent, copies of all such materials received by the Trustee from Parent. The Trustee will also make available for inspection by any Beneficiary at the Trustee's principal corporate trust office in the City of Toronto, Ontario copies of all such materials.

4.9      LIST OF PERSONS ENTITLED TO VOTE

         Company shall, (a) prior to each annual, general and special Parent Meeting or the seeking of any Parent Consent and (b) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "LIST") of the names and addresses of the Beneficiaries arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Beneficiary, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Parent Meeting or a Parent Consent, at the close of business on the record date established by Parent or pursuant to applicable law for determining the holders of Parent Common Shares entitled to receive notice of and/or to vote at such Parent Meeting or to give consent in connection with such Parent Consent. Each such List shall be delivered to the Trustee promptly after receipt by Company of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to enable the Trustee to perform its obligations under this Agreement. Parent agrees to give Company notice (with a copy to the Trustee) of the calling of any Parent Meeting or the seeking of any Parent Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable Company to perform its obligations under this section 4.9.

4.10     ENTITLEMENT TO DIRECT VOTES

         Any Beneficiary named in a List prepared in connection with any Parent Meeting or any Parent Consent will be entitled (a) to instruct the Trustee in the manner described in section 4.6 with respect to the exercise of the Beneficiary Votes to which such Beneficiary is entitled or (b) to attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Beneficiary Votes to which such Beneficiary is entitled pursuant to the procedures set forth in Section 4.11.

4.11 VOTING BY TRUSTEE, AND ATTENDANCE OF TRUSTEE REPRESENTATIVE, AT PARENT MEETINGS

         (1) In connection with each Parent Meeting and Parent Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Beneficiary pursuant to section 4.6, the Beneficiary Votes as to which such Beneficiary is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Beneficiary prior to the time and date fixed by it for receipt of such instructions in the notice given by the Trustee to the Beneficiary pursuant to section
                  4.6. Notwithstanding the foregoing, the Trustee will exercise the Beneficiary Votes by proxy unless the Trustee, acting reasonably and on the advice of counsel, determines that its attendance at such meeting in person is necessary.

         (2) Subject to the last sentence in subsection 4.11(a), the Trustee shall cause such representatives as are empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Parent Meeting. Upon submission by a Beneficiary (or its designee) of identification satisfactory to the Trustee's representatives, and at the Beneficiary's request, such representatives shall sign and deliver to such Beneficiary (or its designee) a proxy to exercise personally the Beneficiary Votes as to which such Beneficiary is otherwise entitled hereunder to direct the vote, if such Beneficiary either (i) has not previously given the Trustee instructions pursuant to section 4.6 in respect of such meeting, or (ii) submits to the Trustee's representatives written revocation of any such previous instructions. At such meeting, the Beneficiary (or its designee) exercising such Beneficiary Votes shall have the same rights as the Trustee to speak at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

4.12     DISTRIBUTION OF WRITTEN MATERIALS

         Any written materials to be distributed by the Trustee to Beneficiaries pursuant to this Agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as Parent utilizes in communications to holders of Parent Common Shares, subject to the Trustee being advised in writing of such method and its ability to provide this method of communication) to each Beneficiary at its address as shown on the register of holders of Exchangeable Shares maintained by the registrar and transfer agent of the Exchangeable Shares. Company shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

         (1)      a current List; and

         (2) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this Agreement.

4.13     TERMINATION OF VOTING RIGHTS

         All of the rights of a Beneficiary with respect to the Beneficiary Votes exercisable in respect of the Exchangeable Shares held by such Beneficiary, including the right to instruct the Trustee as to the voting of or to vote personally such Beneficiary Votes, shall be deemed to be surrendered by the Beneficiary to Parent and such Beneficiary Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Beneficiary of the Exchange Right or the occurrence of the Automatic Exchange Rights, as specified in Article 2 hereof (unless such exchange of Exchangeable Shares for Parent Common Shares occurs after the close of business on the record date for a Parent Meeting or the seeking of a Parent Consent but prior to such Parent Meeting or the effective date of such Parent Consent), or upon the retraction or redemption of Exchangeable Shares pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, respectively, or upon the Liquidation Date, or upon the purchase of Exchangeable Shares from the holder thereof by CanCo pursuant to the exercise by CanCo of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right (unless CanCo shall not have delivered the requisite Parent Common Shares and cheque, if any, deliverable in exchange thereof to the Trustee for delivery to the Beneficiaries and such redemption, retraction or purchase occurs after the close of business on the record date for a Parent Meeting or the seeking of a Parent Consent but prior to such Parent Meeting or the effective date of such Parent Consent).


                                    ARTICLE 5

                                    COVENANTS

5.1      COMPANY COVENANT

         Company covenants with the Trustee for and on behalf of the Beneficiaries that it will well and truly perform and carry out all the acts or things to be done by Company as provided in this Agreement and in the Exchangeable Share Provisions.

5.2      PARENT COVENANT

         Parent covenants with the Trustee for and on behalf of the Beneficiaries that it will well and truly perform and carry out all the acts or things to be done by Parent as provided in this Agreement.

5.3      TRUST

         Company makes the covenant contained in section 5.1 hereof and Parent makes the covenants contained in sections 2.11, 2.12 and 5.2 hereof, to and in favour of the Trustee for the benefit of the Beneficiaries and acknowledges that the Trustee shall hold the Covenants as trustee for and on behalf of the Beneficiaries and in accordance with the provisions of this Agreement. Each of Company and Parent hereby acknowledges receipt from the Trustee as trustee for and on behalf of such Beneficiaries of good and valuable consideration (and the sufficiency thereof) for the making of such covenants to the Trustee.

                                    ARTICLE 6

                             CONCERNING THE TRUSTEE

6.1      POWERS AND DUTIES OF THE TRUSTEE

         The rights, powers, duties and authorities of the Trustee under this Agreement, in its capacity as trustee of the Trust, shall include:

         (1) receipt and deposit of the Voting Share from Parent as trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

         (2) granting proxies and distributing materials to Beneficiaries as provided in this Agreement;

         (3) voting the Beneficiary Votes in accordance with the provisions of this Agreement;

         (4) receiving the grant of the Exchange Right and the Automatic Exchange Rights from Parent as trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

         (5) receiving the Covenants from Parent and Company for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

         (6) exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from Beneficiaries Exchangeable Shares and other requisite documents and distributing to such Beneficiaries the Parent Common Shares and cheques, if any, to which such Beneficiaries are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

         (7)      holding title to the Trust Estate;

         (8) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this Agreement;

         (9) taking action on its own initiative or at the direction of a Beneficiary or Beneficiaries to enforce the obligations of Parent and/or Company under this Agreement; and

         (10) taking such other actions and doing such other things as are specifically provided in this Agreement.

         In the exercise of such rights, powers and authorities and the fulfilment of its duties, the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this Agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all persons affected thereunder, including the parties hereto and the Beneficiaries. For greater certainty, and anything else herein notwithstanding, the Trustee shall have only those duties as are set out specifically in this Agreement.

         The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith with a view to the best interests of the Beneficiaries and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

6.2      NO CONFLICT OF INTEREST

         The Trustee represents to Company and Parent that at the date of execution and delivery of this Agreement there exists no conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such a conflict of interest exists (and if such conflict of interest is material and would reasonably be expected to interfere with its duties and obligations hereunder), either eliminate such conflict of interest or resign in the manner and with the effect specified in Article 9. If, notwithstanding the foregoing provisions of this section 6.2, the Trustee has such a conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such conflict of interest. If the Trustee contravenes the foregoing provisions of this section 6.2, any party hereto or Beneficiary may apply to Ontario's Superior Court of Justice (Ontario)(Commercial List) for an order that the Trustee be replaced as trustee hereunder.

6.3      DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC.

         Company and Parent irrevocably authorize the Trustee, from time to time, to:

         (1) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and Parent Common Shares; and

         (2) requisition, from time to time, (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement and (ii) from the transfer agent of Parent Common Shares, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Exchange Rights and pursuant to the Automatic Exchange Rights.

         Company and Parent irrevocably authorize their respective registrars and transfer agents to comply with all such requests. Parent covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the Automatic Exchange Rights.

6.4      BOOKS AND RECORDS

         The Trustee shall keep available for inspection by Parent and Company, at the Trustee's principal corporate trust office in the City of Toronto, Ontario correct and complete books and records of account relating to the Trustee's actions under this Agreement, including without limitation all information relating to mailings and instructions to and from Beneficiaries and all transactions pursuant to the Exchange Right and Automatic Exchange Rights, for the term of this Agreement. On or before January 15, 2002 and on or before January 15 in every year thereafter, so long as the Voting Share is on deposit with the Trustee, the Trustee shall transmit to Parent and Company a brief report, dated as of the preceding December 31, with respect to:

         (10 the property and funds comprising the Trust Estate as of that date;

         (20 the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Beneficiaries in consideration of delivery by Parent of Parent Common Shares and any other consideration in connection with the Exchange Right, during the calendar year ended on such date; and

         (30 all other actions taken by the Trustee in the performance of its duties under this Agreement which it had not previously reported.

6.5      INCOME TAX RETURNS AND REPORTS

         The Trustee shall, if so requested or directed by Company or Parent, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system, if any, through which Parent Common Shares or Exchangeable Shares are traded and, in connection therewith and without limiting the generality of section 6.10 hereof, may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable. If requested by the Trustee, Parent and Company shall retain qualified experts or advisors for the purpose of providing such advice or assistance. Except to the extent the Trustee may be advised otherwise in writing (with specifics) by Parent or Company or their respective counsel, the Trustee shall be entitled to assume that no United States or Canadian income tax returns or any other returns or reports are required by applicable law or pursuant to the rules or regulations of any securities exchange or other trading system, if any, through which Parent Common Shares or the Exchangeable Shares are traded.

6.6      INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE

         The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Beneficiary upon such Beneficiary furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Beneficiary shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Voting Share pursuant to Article 4 hereof, subject to section 6.17 hereof and, with respect to the Exchange Right pursuant to Article 2 subject to Section 6.17 hereof, and with respect to the Automatic Exchange Rights pursuant to Article 2.

         None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties or authorities.

6.7      ACTIONS BY BENEFICIARIES

         No Beneficiary shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Beneficiary has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in section 6.6 and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Beneficiary shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights, the Exchange Rights or the Automatic Exchange Rights, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Beneficiaries.

6.8      RELIANCE BY TRUSTEE

         The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if it acts and relies in good faith upon lists (including, without limitation, any List), mailing labels, notices, statutory declarations, certificates (including, without limitation, share certificates and Officer's Certificates), opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply, or prima facie appear to comply, with the provisions of section 6.9 hereof, if applicable, and with any other applicable provisions of this Agreement. Any other provision of this Agreement notwithstanding, the Trustee shall have no obligation under this Agreement to ensure or verify compliance with any applicable laws or regulatory requirements or by-laws of Company or Parent on the issue or transfer of any Exchangeable Shares or Parent Common Shares, as applicable, occurring in connection with any actual or deemed transfer of Exchangeable Shares to Parent upon any exercise of an Exchange Right or Automatic Exchange Rights. The Trustee shall be entitled to process (or forward for processing, if the Trustee is not for the time being the registrar or transfer agent for the Exchangeable Shares) all transfers of Exchangeable Shares related to the exercise of Exchange Rights or Automatic Exchange Rights upon the presumption that such transfers are permissible pursuant to all applicable laws and regulatory and securities exchange requirements and the by-laws of the Company and Parent and the terms of this Agreement and the Exchangeable Share Provisions. The Trustee may assume for all purposes of this Agreement that the address of any Beneficiary as shown on the register of holders of Exchangeable Shares maintained by the registrar or transfer agent of the Exchangeable Shares is the Beneficiary s actual address for the time being and that the address of any person to whom Parent Common Shares issuable upon the exercise of Exchange Rights or Automatic Exchange Rights are to be registered, as shown on the transfer document, is the person's actual address and is determinative of that person's residency. And, without limitation, the Trustee shall be further entitled to treat every List provided to it pursuant to this Agreement as complete and accurate in all particulars and as recording the names and addresses of all Beneficiaries as they appear for the time being on the register of holders of Exchangeable Shares maintained by the registrar or transfer agent of the Exchangeable Shares without verifying same with such registrar or transfer agent. Any other provision of this Agreement notwithstanding, the Trustee shall not be responsible for verifying or determining at any time (a) whether an Insolvency Event or any event which, with the giving of notice or the passage of time or both would be an Insolvency Event, has in fact occurred; (b) whether the solvency requirements of any applicable law will or will not permit the Company to redeem all Retracted Shares or, if less than all, how many, (and shall be entitled to rely on any notification given by the Company in this regard); (c) whether applicable law establishes a record date for any Parent Meeting or Parent Consent, or, if applicable law does establish any such record date, what the date so established is and the Trustee shall be entitled to accept as valid and lawful for all purposes any record date established or stated by Parent for any Parent Meeting or Parent Consent.

6.9      EVIDENCE AND AUTHORITY TO TRUSTEE

         Company and/or Parent shall furnish to the Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by Company and/or Parent or the Trustee under this Agreement or as a result of any obligation imposed under this Agreement, including, without limitation, in respect of the Voting Rights, the Exchange Rights or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of Company and/or Parent forthwith if and when:

         (10 such evidence is required by any other section of this Agreement to be furnished to the Trustee in accordance with the terms of this section 6.9; or

         (20 the Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives Company and/or Parent written notice requiring it to furnish such evidence in relation to any particular action or obligation or matter specified in such notice.

         Such evidence shall consist of an Officer's Certificate of Company and/or Parent or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

         Whenever such evidence relates to a matter other than the Voting Rights, the Exchange Rights or the Automatic Exchange Rights and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of Company and/or Parent it shall be in the form of an Officer's Certificate or a statutory declaration.

         Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the person giving the evidence:

         (10 declaring that he has read and understands the provisions of this Agreement relating to the condition in question;

         (20 describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and

         (30 declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

6.10     EXPERTS, ADVISERS AND AGENTS

         The Trustee may:

         (10 in relation to these presents act and rely on the opinion or advice of or information obtained from any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by Company and/or Parent or otherwise, and may employ such assistants as, in its reasonable opinion, may be necessary to the proper discharge of its powers and duties and determination of its rights or duties hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

         (20 employ such agents and other assistants as it may reasonably require for the proper discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in or in connection with the discharge of its duties hereunder and in the management of the Trust.

6.11     INVESTMENT OF MONEYS HELD BY TRUSTEE

         Unless otherwise provided in this Agreement, any moneys held by or on behalf of the Trustee which under the terms of this Agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Ontario, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within ninety (90) days after their purchase by the Trustee, and the Trustee shall so invest such moneys only on the written direction of Company. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee at a chartered bank in Canada or, with the consent of the Company, in the deposit department of the Trustee or any other loan or trust corporation authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

6.12     TRUSTEE NOT REQUIRED TO GIVE SECURITY

         The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of its obligations hereunder.

6.13     TRUSTEE NOT BOUND TO ACT ON COMPANY'S REQUEST

         Except as in this Agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of Company and/or Parent or of their respective Boards of Directors until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

6.14     NOTICE TO TRUSTEE

         The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers, rights or authorities conferred on it hereby unless and until it shall have been required to do so under the terms of this Agreement; nor shall the Trustee be required to take notice of, or be deemed to have actual or constructive notice or knowledge of, any matter under this Agreement (including, without limitation, any notice of any Parent Meeting or the seeking of any Parent Consent or of any prohibition against Company redeeming any Retracted Shares or of any Insolvency Event or any Liquidation Event (collectively, a "NOTICE EVENT")) OR BE REQUIRED TO TAKE ANY ACTION IN CONNECTION WITH ANY NOTICE EVENT, UNLESS AND UNTIL NOTIFIED in writing of such Notice Event in accordance with terms of this Agreement, which notice shall distinctly specify the Notice Event desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Agreement conclusively assume that no such Notice Event has occurred. Notwithstanding any other provision of this Agreement, nothing in this Agreement shall deem the Trustee to have knowledge of the laws or regulations of a jurisdiction other than the Province of Ontario, Canada, and the those of Canada applicable therein.

6.15     INCUMBENCY CERTIFICATES

         Each of Company, Parent and CanCo shall file with the Trustee a certificate of incumbency setting forth the names and titles of the individuals authorized to give instructions, directions or other instruments (including, without limitation, Officer's Certificates) to the Trustee ("AUTHORIZED PERSONS"), together with specimen signatures of such persons, and the Trustee shall be entitled to rely on the latest certificate of incumbency filed with it unless it receives notice, in accordance with this Agreement of a change in Authorized Persons with updated specimen signatures.

6.16     AUTHORITY TO CARRY ON BUSINESS

         The Trustee represents to Company and Parent that at the date of execution and delivery by it of this Agreement it is authorized to carry on the business of a trust company in the Province of Ontario but if, notwithstanding the provisions of this section 6.16, it ceases to be so authorized to carry on business, the validity and enforceability of this Agreement and the Voting Rights, the Exchange Rights and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Ontario, either become so authorized or resign in the manner and with the effect specified in Article 9.

6.17     CONFLICTING CLAIMS

         If conflicting claims or demands are made or asserted with respect to any interest of any Beneficiary in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Beneficiary in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Rights or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

         (10 the rights of all adverse claimants with respect to the Voting Rights, Exchange Rights or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

         (20 all differences with respect to the Voting Rights, Exchange Rights or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement certified to be in full force and effect.

         If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate fully to indemnify it as between all conflicting claims or demands.

6.18     ACCEPTANCE OF TRUST

         The Trustee hereby accepts the Trust created and provided for by and in this Agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Beneficiaries, subject to all the terms and conditions herein set forth.


                                    ARTICLE 7

                                  COMPENSATION

7.1      FEES AND EXPENSES OF THE TRUSTEE

         Parent and Company jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse the Trustee for all reasonable expenses (including taxes), disbursements and advances incurred or made by the Trustee in the administration of the trusts created hereby, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency and the compensation and disbursements of counsel and all other assistants, experts or advisors not regularly in the Trustee's employ and fees and expenses for attendance at any Parent Meeting (provided that the Trustee's attendance at such meeting in person is necessary as determined in accordance with subsection 4.11(a) reasonably incurred by the Trustee in connection with its rights and duties under this Agreement; provided that Parent and Company shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence or wilful misconduct. Any amount owing under this Section or otherwise under this Agreement and unpaid thirty (30) days after request for such payment, will bear interest from the expiration of such thirty (30) day period at a rate per annum equal to the then current rate charged by the Trustee, payable on demand. The obligation in this Section shall survive the resignation or removal of the Trustee and the termination of the trusts created by this Agreement.


                                    ARTICLE 8

                   INDEMNIFICATION AND LIMITATION OF LIABILITY

8.1      INDEMNIFICATION OF THE TRUSTEE

         Parent and Company jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this Agreement (collectively, the "INDEMNIFIED PARTIES") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance or intended compliance with its duties set forth in this Agreement, or any written or oral instructions delivered to the Trustee by Parent or Company pursuant hereto. In no case shall Parent or Company be liable under this indemnity for any claim against any of the Indemnified Parties unless Parent and Company shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to clauses (ii) and (iii) below, Parent and Company shall be entitled to participate at their own expense in the defence and, if Parent or Company so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by Parent or Company; (ii) the named parties to any such suit include both the Trustee and Parent or Company and the Trustee shall have been advised by counsel acceptable to Parent or Company that there may be one or more legal defences available to the Trustee which are different from or in addition to those available to Parent or Company; or (iii) neither Parent nor Company are named as parties to any such suit (in which case (i.e.
(ii) or (iii)) Parent and Company shall not have the right to assume the defence of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee). The indemnities contained in this
Section 8.1 shall survive the resignation or removal of the Trustee and the termination of the trusts hereby created.

8.2      LIMITATION OF LIABILITY

         The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this Agreement, except to the extent that such loss is attributable to the fraud, negligence, wilful misconduct or bad faith on the part of the Trustee.

                                    ARTICLE 9

                                CHANGE OF TRUSTEE

9.1      RESIGNATION

         The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to Parent and Company specifying the date on which it desires to resign, provided that such notice shall never be given less than 60 days before such desired resignation date unless Parent and Company otherwise agree and provided further that such resignation shall not in any event take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, Parent and

Company shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee, a successor trustee may be appointed by an order of an Ontario court of competent jurisdiction upon application of one or more of the parties hereto at the expense of Parent and Company.

9.2      REMOVAL

         The Trustee, or any trustee hereafter appointed, may be removed at any time on 60 days' prior notice by written instrument executed by Parent and Company, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee provided that such removal shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee.

9.3      SUCCESSOR TRUSTEE

         Any successor trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to Parent and Company and to its predecessor trustee an instrument accepting such appointment. Thereupon, the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as trustee in this Agreement. However, on the written request of Parent and Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, Parent and Company and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

9.4      NOTICE OF SUCCESSOR TRUSTEE

         Upon acceptance of appointment by a successor trustee as provided herein (other than pursuant to Section 9.5), Parent and Company shall cause to be mailed notice of the succession of such trustee hereunder to each Beneficiary specified in a List. If Parent or Company shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of Parent and Company.

9.5      COMPUTERSHARE

         Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Trustee may be a party, or any corporation succeeding to the trust business to the Trustee shall be the successor to the Trustee under this Agreement without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor trustee under the provisions of this Agreement. Without limitation, the parties hereto acknowledge and agree, and the Beneficiaries are hereby deemed to have acknowledged and agreed:

         (a) that effective June 30, 2000, Computershare Investor Services Inc. ("COMPUTERSHARE") purchased the Corporate Trust business of the Trustee; and

         (b) that, any other provision of this Agreement notwithstanding, the Trustee may, without the consent of any other party, assign all of its rights, powers. authorities, duties and obligations under this Agreement, and under any ancillary agreements executed in connection herewith, to such federal trust company as may result from Computershare being continued as a trust company pursuant to the terms of the TRUST AND LOAN COMPANIES ACT (such federal trust company hereafter referred to as "COMPUTERSHARE TRUST"). Any such assignment shall be effective, and Computershare Trust shall become vested with all the rights, powers, authorities, duties and obligations of the Trustee under this Agreement and any ancillary agreements, without the need for any further notice or advice to, or approval of, any of the parties hereto or the Beneficiaries and without any further act, deed, conveyance or formality whatsoever, with like effect as if originally named as trustee in this Agreement.

                                   ARTICLE 10

                                PARENT SUCCESSORS

10.1     CERTAIN REQUIREMENTS IN RESPECT OF REORGANIZATIONS, ETC.

         Parent shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom, unless:

         (10 such other person or continuing corporation (herein called the "PARENT SUCCESSOR"), by operation of law, becomes, without further action, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, a trust agreement supplemental hereto and such other instruments (if any) as are satisfactory to the

                  Trustee, acting reasonably, on the advice of counsel, to evidence the assumption by Parent Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Parent under this Agreement; and

         (20 such transaction shall, to the satisfaction of the Trustee, acting reasonably, on the advice of counsel, be upon such terms and conditions which substantially preserve and do not impair in any material respect any of the rights, duties, powers and authorities of the Beneficiaries hereunder.

10.2     VESTING OF POWERS IN SUCCESSOR

         Whenever the conditions of section 10.1 have been duly observed and performed and if requested by Parent or Parent Successor, Parent Successor, Company and the Trustee shall execute and deliver, for their own benefit and for the benefit of the Beneficiaries, the supplemental agreement provided for in
Article 11 and thereupon Parent Successor shall possess and from time to time may exercise each and every right and power of Parent under this Agreement in the name of Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of Parent or any officers of Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.

10.3     WHOLLY-OWNED SUBSIDIARIES

         Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned direct or indirect subsidiary of Parent with or into Parent or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Parent provided that all of the assets of such subsidiary are transferred to Parent or another wholly-owned direct or indirect subsidiary of Parent and any such transactions are expressly permitted by this Article 10.


                                   ARTICLE 11

                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

11.1     AMENDMENTS, MODIFICATIONS, ETC.

         Subject to sections 11.2, 11.4 and 11.5 hereof, this Agreement may not be amended, modified, terminated or waived except by an agreement in writing executed by Parent, CanCo, Company and the Trustee, which agreement has been:

         (10 approved of by Beneficiaries holding at least 50% of the Exchangeable Shares at the time outstanding (other than Exchangeable Shares held by Parent, CanCo, Company or their respective Affiliates), or

         (20 voted in favour of by holders from time to time of the Exchangeable Shares at meetings held in accordance with
                  Article 10 of the Exchangeable Share Provisions (other than Exchangeable Shares held by Parent, CanCo, Company or their respective Affiliates).

11.2     MINISTERIAL AMENDMENTS

         Notwithstanding the provisions of section 11.1 hereof, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the Beneficiaries, amend or modify this Agreement for the purposes of:

         (10 adding to the covenants of any or all parties hereto for the protection of the Beneficiaries hereunder provided that the Board of Directors of each of Company and Parent shall be of the good faith opinion (so certified in writing by each to the Trustee) that such additions will not be prejudicial to the rights or interests of the Beneficiaries as a whole;

         (20 making such amendments or modifications, in the opinion of counsel, not inconsistent with this Agreement, as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of Parent and Company (so certified in writing by each to the Trustee) and in the opinion of the Trustee on the advice of counsel, having in mind the best interests of the Beneficiaries as a whole, it may be expedient to make, provided that such Boards of Directors, and the Trustee on the advice of counsel, shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Beneficiaries as a whole, the opinions of such Boards of Directors in this regard having been certified in writing to the Trustee; or

         (30 making such changes or corrections which, on the advice of counsel to Parent, Company and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the Trustee relying on the opinion of counsel and the Board of Directors of each of Parent and Company shall be of the opinion (which opinions of such Boards of Directors shall be certified in writing to the Trustee) that such changes or corrections will not be prejudicial to the rights and interests of the Beneficiaries; or

         (d)      pursuant to the provisions of Section 11.5.

11.3     MEETING TO CONSIDER AMENDMENTS

         Company, at the request of Parent, shall call a meeting or meetings of the Beneficiaries for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of Company, the Exchangeable Share Provisions and all applicable laws.

11.4     CHANGES IN CAPITAL OF PARENT AND COMPANY

         At all times after the occurrence of any event contemplated pursuant to sections 2.5 or 2.6 of the Support Agreement or otherwise, as a result of which either Parent Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be deemed to be amended and modified as necessary in order that it shall apply with full force and effect, MUTATIS MUTANDIS, to all new securities into which Parent Common Shares or the Exchangeable Shares or both are so changed and Parent and Company shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications, whereupon this Agreement shall, notwithstanding the provisions of section 11.1, be amended as contemplated therein. Parent and/or Company, as the case may be, will give the Trustee prompt written notice of the occurrence or proposed occurrence of any event contemplated pursuant to sections 2.5 or 2.6 of the Support Agreement or otherwise, as a result of which either Parent Common Shares or the Exchangeable Shares or both are in any way changed or to be changed, which notice will contain sufficient detail to allow the Trustee (with such assistance from counsel as the Trustee may deem advisable) to determine the effect of such change or proposed change on the terms of this Agreement, if any.

11.5     EXECUTION OF SUPPLEMENTAL AGREEMENTS

         Except as contemplated herein, no amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time Company (when authorized by a resolution of its Board of Directors), Parent (when authorized by a resolution of its Board of Directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (10 evidencing the succession of Parent Successors and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 10 and the successors of any successor trustee in accordance with the provisions of Article 9;

         (20 making any additions to, deletions from or alterations of the provisions of this Agreement, the Exchange Right or the Automatic Exchange Rights which in the opinion of the Trustee relying on the opinion of counsel will not be prejudicial to the interests of the Beneficiaries or are, in the opinion of the Trustee, Parent and Company as they are advised by counsel, necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to Parent, Company, the Trustee or this Agreement; and

         (30 for any other purposes, in the opinion of counsel, not inconsistent with the provisions of this Agreement, including without limitation, to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of the Trustee relying on the opinion of counsel, the rights of the Beneficiaries as a whole will not be prejudiced thereby.

                                   ARTICLE 12

                                     GENERAL

12.1     TERM

         This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares are held by any person or entity other than Parent, CanCo, Company or their respective Affiliates unless earlier terminated in accordance with the provisions of Section 11.1.

12.2     SEVERABILITY

         If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions; and to this end the provisions of this Agreement are intended to be and shall be deemed severable; provided, however, that if the provision or provisions so held to be invalid, in the reasonable judgment of the parties hereto, is or are so fundamental to the intent of the parties hereto and the operation of this Agreement that the enforcement of the other provisions hereof, in the absence of such invalid provision or provisions, would damage irreparably the intent of the parties in entering into this Agreement, the parties hereto shall agree to amend or otherwise modify this Agreement so as to lawfully carry out the intent and purposes hereof and the transactions contemplated hereby.

12.3     ENUREMENT

         This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Beneficiaries. For certainty, CanCo may assign some or all of its rights and obligations hereunder to any other direct or indirect wholly-owned subsidiary of Parent as is designated in writing by CanCo from time to time (for all purposes or for the purposes of specified circumstances as contemplated herein).

12.4     NOTICE TO COMPANY, CANCO, PARENT AND THE TRUSTEE

         Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

                  IF TO PARENT, CANCO OR COMPANY:

                  Photon Dynamics, Inc.
                  6325 San Ignacio Avenue
                  San Jose, California 95119-1202
                  Attention:        Vincent F. Sollitto, Jr.
                                    Chief Executive Officer
                  Telephone No.:    (408) 226-9900
                  Telecopy No.:     (408) 226-9910

                  with a copy to:

                  Cooley Godward LLP
                  5 Palo Alto Square
                  3000 El Camino Real
                  Palo Alto, California  94306-2155
                  Attention:        Matthew W. Sonsini, Esq.
                  Telephone No.:    (650) 843-5000
                  Telecopy No.:     (650) 857-0663

                  and to:

                  Aird & Berlis
                  BCE Place
                  Suite 1800, Box 754
                  181 Bay Street
                  Toronto, Ontario M5J 279
                  Attention:        Jay A. Lefton, Esq.
                  Telephone No.:    (416) 863-1500
                  Facsimile No.:    (416) 863-1515

                  IF TO THE TRUSTEE:

                  Montreal Trust Company of Canada
                  c/o Computershare Investor Services Inc.
                  100 University Avenue
                  11th Floor
                  Toronto, Ontario M5J 2Y1
                  Attention:        Manager, Corporate Trust Department
                  Facsimile No.:    (416) 981-9777


Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof, provided such notice or other communication is received prior to 5:00 p.m. (local time) on a Business Day, and otherwise it shall be deemed to have been given and received upon the immediately following Business Day.

12.5     NOTICE TO BENEFICIARIES

         Any and all notices to be given and any documents to be sent to any Beneficiaries by Parent, Company or CanCo may be given or sent to the address of such Beneficiary shown on the register of holders of Exchangeable Shares in any manner permitted by the by-laws of Company or the Exchangeable Share Provisions from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such by-laws or Exchangeable Share Provisions, the provisions of which by-laws or Exchangeable Share Provisions shall apply MUTATIS MUTANDIS to notices or documents as aforesaid sent to such Beneficiaries by Parent, Company or Canco. Any and all notices to be given and any documents to be sent to any Beneficiaries by the Trustee may be given or sent to the address of such Beneficiary shown on the register of holders of Exchangeable Shares maintained by the registrar or transfer agent of the Exchangeable Shares and shall be delivered or sent by mail (or otherwise communicated in the same manner as Parent utilizes in communications to holders of Parent Common Shares, subject to the Trustee being advised in writing of such method and its ability to provide this method of communication). Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and, if mailed, on the fifth Business Day following the date of mailing of such notice, and if given by telecopy, on the date of confirmed receipt thereof, provided such notice or other communication is received prior to 5:00 p.m. (local time) on a Business Day, and otherwise it shall be deemed to have been given and received upon the immediately following Business Day.

12.6     COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

12.7     GOVERNING LAW

         This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario, and the laws of Canada applicable therein, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action or proceeding between the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties irrevocably and unconditionally consents and submits to the non-exclusive jurisdiction and venue of the courts located in the province of Ontario and each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 12.4. Parent hereby irrevocably appoints the Company as its registered office in the Province of Ontario as Parent's attorney for service of process.

12.8     LANGUAGE

         The parties hereto confirm that it is their wish that this Agreement, as well as all other documents related hereto, including legal notices, have been and shall be drawn up in the English language only. LES PARTIES CONFIRMENT LEUR DESIR QUE CET ACCORD AINSI QUE TOUS LES DOCUMENTS, Y COMPRIS TOUS LES AVIS QUI S'Y RATTACHENT, SOIENT REDIGES EN LANGUE ANGLAISE.

12.9     RULES OF CONSTRUCTION

         The parties hereto agree that they (other than the Trustee) have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         {THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK}

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                            PHOTON DYNAMICS, INC.


                            By:      /s/ RICHARD L. DISSLY             c/s
                                     -------------------------------------
                                     Name: Richard L. Dissly
                                     Title: Chief Financial Officer and
                                            Secretary
                                     Authorized Signing Officer

                            PHOTON DYNAMICS NOVA SCOTIA COMPANY


                            By:      /s/ RICHARD L. DISSLY             c/s
                                     -------------------------------------
                                     Name: Richard L. Dissly
                                     Title: Chief Financial Officer and
                                            Secretary
                                     Authorized Signing Officer

                            IMAGE PROCESSING SYSTEMS INC.


                            By:      /s/ KENNETH WAWREW                c/s
                                     -------------------------------------
                                     Name: Kenneth Wawrew
                                     Title: President
                                     Authorized Signing Officer

                            MONTREAL TRUST COMPANY OF CANADA


                            By:      /s/ TINA VITAL                    c/s
                                     -------------------------------------
                                     Name: Tina Vital
                                     Title: Trust Officer
                                     Authorized Signing Officer


                            By:      /s/ ROBERT MCKENZIE               c/s
                                     -------------------------------------
                                     Name: Robert McKenzie
                                     Title: Trust Officer
                                     Authorized Signing Officer

             [SIGNATURE PAGE TO VOTING AND EXCHANGE TRUST AGREEMENT]

                                  APPENDIX "A"

                          EXCHANGEABLE SHARE PROVISIONS


                   PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

                                    ARTICLE 1

                                 INTERPRETATION

1.1      FOR THE PURPOSES OF THESE SHARE PROVISIONS:

         "ACT" means the BUSINESS CORPORATIONS ACT (Ontario), as now in effect and as it may be amended from time to time, including the regulations made thereunder, or such other corporate statute which the Corporation exists under from time to time.

         "AFFILIATE" of any person means any other person directly or indirectly controlled by, or under common control of, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by"and "under common control of"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

         "AGREEMENT" means the Acquisition Agreement for Plan of Arrangement dated as of September 27, 2000, between Parent, Photon Dynamics Nova Scotia Company and the Corporation.

         "ARRANGEMENT" means an arrangement under Section 182 of the Act on the terms and subject to the conditions set out in the Agreement, subject to any amendments or variations thereto made in accordance with the provisions of the Agreement or made at the direction of the Court in the Final Order.

         "AUTOMATIC REDEMPTION" has the meaning ascribed thereto in section 7.1 of these share provisions.

         "AUTOMATIC REDEMPTION DATE" means the date, if any, established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be no earlier than five years from the Effective Date unless:


         (a) there are fewer than 10% of the original number of Exchangeable Shares issued as a result of the Arrangement outstanding (other than Exchangeable Shares held by Parent and its Affiliates and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the Board of Directors may accelerate such redemption date to such date prior to the fifth anniversary of the Effective Date as they may determine, upon at least 30 days' prior written notice to the registered holders of the Exchangeable Shares;

         (b) a Parent Control Transaction occurs, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such Parent Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such Parent Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date prior to the fifth anniversary of the Effective Date as they may determine, upon such number of days' prior written notice to the registered holders of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances;

         (c) an Exchangeable Share Voting Event is proposed, in which case, provided that the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose intended by the Exchangeable Share Voting Event, which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a Redemption Date, in any other commercially reasonable manner that does not result in an Exchangeable Share Voting Event, the redemption date shall be the Business Day prior to the record date for any meeting or vote of the holders of the Exchangeable Shares to consider the Exchangeable Share Voting Event and the Board of Directors shall give such number of days' prior written notice of such redemption to the registered holders of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances; or

         (d) an Exempt Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, to approve or disapprove, as applicable, the Exchangeable Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action and the Board of Directors shall give such number of days' prior notice of such redemption to the registered holder of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances;

provided, however, that the accidental failure or omission to give any such notice of redemption, extension or acceleration to less than 10% of such holders of Exchangeable Shares shall not affect the validity of such actions.

         "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day when banks are not open for business in any or all of San Jose, California and Toronto, Ontario.

         "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a currency other than Canadian dollars (the "FOREIGN CURRENCY AMOUNT") at any date the product obtained by multiplying:

         (a)      the Foreign Currency Amount

         by

         (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, if such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

         "CANCO" means Photon Dynamics Nova Scotia Company, being a direct or indirect wholly-owned subsidiary of Parent or such other direct or indirect wholly-owned subsidiary of Parent as is designated in writing from time to time (for all purposes or for the purposes of specified circumstances as contemplated herein) as being the corporation which is to exercise the rights and be subject to the privileges of the CanCo as contemplated herein and to which Photon Dynamics Nova Scotia Company assigns its rights and obligations (as contemplated hereunder and in the Support Agreement and the Exchange Agreement) (for all purposes or for the purposes of specified circumstances as contemplated herein);

         "CANCO CALL NOTICE" has the meaning ascribed thereto in Section 6.3 of these share provisions.

         "COMMON SHARES" means the common shares in the capital of the Corporation.

         "COURT" means the Superior Court of Justice (Commercial List)
(Ontario).

         "CURRENT MARKET PRICE" means, in respect of a Parent Common Share on any date, the closing price of Parent Common Shares on the last trading date prior to such date on Nasdaq, or, if

Parent Common Shares are not then quoted on Nasdaq, on such other stock exchange or automated quotation system on which Parent Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Parent Common Shares during such period does not create a market which reflects the fair market value of a Parent Common Share, then the Current Market Price of a Parent Common Share shall be determined by the Board of Directors, in good faith and in its sole discretion upon the advice of such qualified independent financial advisors and/or other experts as the Board of Director's may deem appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

         "DEPOSITORY" means Montreal Trust Company of Canada, the registrar and transfer agent of the Exchangeable Shares.

         "DIRECTOR" means the director appointed pursuant to Act.

         "DIVIDEND AMOUNT" has the meaning ascribed thereto in Section 6.3 of these Share Provisions.

         "EFFECTIVE DATE" means the date shown on the certificate of arrangement to be issued by the Director under the Act giving effect to the Arrangement.

         "EXCHANGE AGREEMENT" means the Voting and Exchange Trust Agreement between Parent, CanCo, the Corporation and the Trustee made as of the Effective Date.

         "EXCHANGE RIGHT" has the meaning ascribed thereto in the Exchange Agreement.

         "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares as set forth herein.

         "EXCHANGEABLE SHARE VOTING EVENT" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation, other than an Exempt Exchangeable Share Voting Event, and, for greater certainty, excluding any matter in respect of which holders of Exchangeable Shares are entitled to vote (or instruct the Trustee to vote) in their capacity as Beneficiaries under (and as that term is defined in) the Exchange Agreement.

         "EXCHANGEABLE SHARES" means the exchangeable non-voting shares without nominal or par value in the capital of the Corporation as currently constituted.

         "EXEMPT EXCHANGEABLE SHARE VOTING EVENT" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable

Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Exchangeable Shares and the Parent Common Shares.

         "FINAL ORDER" means the final order of the Court approving the Arrangement as such order may be amended at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, such order as affirmed.

         "GOVERNMENTAL BODY" means any: (a) nation, state, provincial, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, provincial, provincial, local, municipal, foreign or other government; or (c) governmental, quasi-governmental or regulatory authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or other person and any court or other tribunal).

         "LIQUIDATION AMOUNT" has the meaning ascribed thereto in Section 5.1 of these share provisions.

         "LIQUIDATION CALL PURCHASE PRICE" has the meaning ascribed thereto in
Section 5.4 of these share provisions.

         "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in Section
5.4 of these share provisions.

         "LIQUIDATION DATE" has the meaning ascribed thereto in Section 5.1 of these share provisions.

         "NASDAQ" means the Nasdaq National Market.

         "PARENT" means Photon Dynamics, Inc., a body corporate subsisting under the laws of the State of California.

         "PARENT COMMON SHARES" means the shares of common stock, without par value, in the share capital of Parent and any other securities into which share shares may be changed, including shares in to which Parent Common Shares may be changed consequent upon an amalgamation, merger, reorganization or other transaction affecting the Parent Common Shares.

         "PARENT CONTROL TRANSACTION" means any merger, amalgamation tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving Parent (including, without limitation, a sale of all or substantially all of the Parent's assets), or any proposal to do so.

         "PARENT DIVIDEND DECLARATION DATE" means the date on which the board of directors of Parent declares any dividend on the Parent Common Shares.

         "PERSON" means and includes any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization, or Governmental Body.

         "PREFERRED SHARES" means the convertible, voting shares without nominal or par value in the capital of the Corporation as currently constituted.

         "PURCHASE PRICE" has the meaning ascribed thereto in Section 6.3 of these share provisions.

         "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in Section 7.3 of these share provisions.

         "REDEMPTION CALL PURCHASE PRICE" has the meaning ascribed thereto in
Section 7.3 of these share provisions.

         "REDEMPTION PRICE" has the meaning ascribed thereto in Section 7.1 of these share provisions.

         "RETRACTED SHARES" has the meaning ascribed thereto in Section 6.1(c) of these share provisions.

         "RETRACTION CALL RIGHT" has the meaning ascribed thereto in Section 6.1(e) of these share provisions.

         "RETRACTION DATE" has the meaning ascribed thereto in Section 6.1(d) of these share provisions.

         "RETRACTION PRICE" has the meaning ascribed thereto in Section 6.1 of these share provisions.

         "RETRACTION REQUEST" has the meaning ascribed thereto in Section 6.1 of these share provisions.

         "SUPPORT AGREEMENT" means the Support Agreement between Parent, CanCo and the Corporation, made as of the Effective Date.

         "TRANSFER" for the purposes of Section 6.1 includes, in respect of securities, the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in such securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right. title, interest or possession in or to such securities.

         "TRANSFER/DISSENT ATTEMPT" has the meaning ascribed thereto in Section
6.1 of these share provisions.

         "TRANSFERRED/DISSENTED SHARES" has the meaning ascribed thereto in
Section 6.1(f) of these share provisions.

         "TRUSTEE" means Montreal Trust Company of Canada in its capacity as trustee under the Exchange Agreement, or such other person who is appointed as the trustee thereunder in accordance with its terms.


                                    ARTICLE 2

                         RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Preferred Shares, the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.


                                    ARTICLE 3

                                    DIVIDENDS

3.1 Subject to the provisions of this section 3.1 and subject to the prior rights of the holders of any other class of shares ranking senior to the Exchangeable Shares with respect to priority in the payment of dividends, a holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Parent Dividend Declaration Date, declare a dividend on each Exchangeable Share:

         (a) in the case of a cash dividend declared on the Parent Common Shares, in an amount in cash for each Exchangeable Share in U.S. dollars (or, at the option of the Board of Directors, in an amount in cash equal to the Canadian Dollar Equivalent thereof), on the Parent Dividend Declaration Date, in each case, corresponding to the cash dividend declared on each Parent Common Share, or

         (b) in the case of a stock dividend declared on the Parent Common Shares to be paid in Parent Common Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Parent Common Shares to be paid on each Parent Common Share, or

         (c) in the case of a dividend declared on the Parent Common Shares in property other than cash or Parent Common Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.5) the type and amount of property declared as a dividend on each Parent Common Share.

Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation, as applicable. Any dividend which should have been declared on the Exchangeable Shares pursuant to this Section 3.1 but was not so declared due to the provisions of applicable law shall be declared and paid by the Corporation as soon as payment of such dividend is permitted by such law on a subsequent date or dates determined by the Board of Directors. Notwithstanding the foregoing, in the case of a stock dividend declared on the Parent Common Shares to be paid in Parent Common Shares, in lieu of declaring the stock dividend contemplated by section 3.1(b) on the Exchangeable Shares, the Board of Directors may, in its discretion and subject to applicable law, pass a resolution to subdivide, redivide or change (the "subdivision") each issued and unissued Exchangeable Share on the basis that each Exchangeable Share before the subdivision becomes a number of Exchangeable Shares as is equal to the sum of (i) a Parent Common Share and (ii) the number of Parent Common Shares to be paid as a stock dividend on each Parent Common Share. In such instance, and notwithstanding any other provision hereof, such subdivision shall become effective on the effective date specified in section 3.4 hereof without any further act or formality on the part of the Board of Directors or of the holders of Exchangeable Shares. For greater certainty, no approval of the holders of Exchangeable Shares to an amendment to the articles of the Corporation shall be required to give effect to such subdivision.

3.2 Cheques of the Corporation or any dividend paying agent appointed by the Corporation, payable at par at any branch of the bankers of the Corporation, shall be issued in respect of any cash dividends contemplated by Section 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Subject to applicable law, certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Parent Common Shares. The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any subdivision of Exchangeable Shares under section 3.1 hereof and the effective date of such subdivision shall be the same dates as the record date and payment date, respectively, for the corresponding stock dividend declared on Parent Common Shares.

3.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.5 The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of Section 3.1 hereof, and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

         (a) in the case of any stock dividend or other distribution payable in Parent Common Shares, the number of such shares issued in proportion to the number of Parent Common Shares previously outstanding;

         (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Parent Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Shares), the relationship between the exercise price of each such right, option or warrant and the current market value (as determined by the Board of Directors in the manner above contemplated of a Parent Common Share;

         (c) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of Parent of any class other than Parent Common shares, any rights, options or warrants other than those referred to in section 3.6(b) above, any evidences of indebtedness of Parent or any assets of Parent), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Parent Common Share and the current market value (as determined by the Board of Directors in the manner above contemplated) of a Parent Common Share; and

         (d) in all such cases, the general taxation consequences of the relevant event to holders Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Parent Common Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

For the purposes of the foregoing determinations, the current market value of any security listed and traded or quoted on a securities exchange shall be the average of the closing prices of such security during a period of not less than 20 consecutive trading days ending not more than three trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of such securities during such period does not create a market which reflects the fair market value of such securities, then the current market value thereof shall be determined by the Board of Directors, in good faith and in its sole discretion, and provided further than any such determination by the Board of Directors shall be conclusive and binding on the Corporation and its shareholders.


                                    ARTICLE 4

                              CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section
10.2. hereof:

         (a) pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

         (b) redeem, retract or purchase or make any capital distribution in respect of Common Shares, the Preferred Shares or any other shares ranking junior to the Exchangeable Shares;

         (c) redeem, retract or purchase or make any capital distribution in respect of any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends, or to receive the remaining property of the Corporation on any liquidation, distribution or winding-up;

         (d) issue any shares of the Corporation ranking equally with or superior to the Exchangeable Shares respect to the payment of dividends or on any liquidation, distribution or winding-up other than by way of stock dividends to the holders of such Exchangeable Shares or as contemplated by the Support Agreement; or

         (e) issue any Exchangeable Shares other than (i) pursuant to any shareholder rights plan adopted by the Corporation, (ii) by way of stock dividend to the holders of such Exchangeable Shares contemplated by Section 3.1 hereof or (iii) by way of subdivision of Exchangeable Shares contemplated by Section 3.1 hereof.

The restrictions in Sections 4.1(a), 4.1(b), 4.1(c) and 4.1(d) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared following the initial date of issue of Exchangeable Shares on the Parent Common Shares shall have been declared on the Exchangeable Shares and paid in full.


                                    ARTICLE 5

                           DISTRIBUTION ON LIQUIDATION

5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, subject to the exercise by CanCo of the Liquidation Call Right, a holder of Exchangeable Shares shall be entitled, subject to applicable law to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "LIQUIDATION DATE") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation among the holders of the Preferred Shares, the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to:

         (a) the Current Market Price of a Parent Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one Parent Common Share (subject to adjustment as provided for in Section 11.1), plus

         (b) an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 hereof

(collectively the "LIQUIDATION AMOUNT", provided that if the record date for any such declared and unpaid dividends occurs after the Liquidation Date, the Liquidation Amount shall not include such additional amount equivalent to such dividends).

5.2 On or promptly after the Liquidation Date, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the By-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, at the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation, or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, certificates representing Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the remaining portion of the total Liquidation Amount, if any. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust Corporation in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Parent Common Shares delivered to them or the custodian on their behalf.

5.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5.1 of these Exchangeable Share Provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

5.4 CanCo shall have the overriding right (the "LIQUIDATION CALL RIGHT"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation pursuant to this Article 5, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an Affiliate of Parent) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each of such holders on payment by CanCo of an amount per share equal to:

         (a) the Current Market Price of a Parent Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by causing to be delivered to such holder one Parent Common Share (subject to adjustment as provided for in Section 11.1), plus

         (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Exchangeable Share and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with
                  Section 3.1 hereof

(collectively the "LIQUIDATION CALL PURCHASE PRICE", provided that if the record date for any such declared and unpaid dividends occurs after the Liquidation Date, the Liquidation Call Purchase Price shall not include such additional amount equivalent to such dividends). In the event of the exercise of the Liquidation Call Right by CanCo, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to CanCo on the Liquidation Date on payment by CanCo to the holder of the Liquidation Call Purchase Price for each such share.

5.5 To exercise the Liquidation Call Right, CanCo must notify the holders of Exchangeable Shares, the Trustee and the Corporation of CanCo's intention to exercise such right at least 30 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Corporation. The Corporation shall notify the holders of Exchangeable Shares as to whether or not CanCo has exercised the Liquidation Call Right forthwith after the expiry of the period during which same may be exercised by CanCo. If CanCo exercises the Liquidation Call Right, on the Liquidation Date, CanCo will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

5.6 For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, CanCo shall deposit with the Corporation or the Depository, on or before the Liquidation Date, certificates representing the aggregate number of Parent Common Shares deliverable by CanCo in payment of the total Liquidation Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price. Provided that the total Liquidation Call Purchase Price has been so deposited with the Corporation or the Depository, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by CanCo upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Parent Common Shares delivered to it. Upon surrender to the Corporation of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the By-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Corporation on behalf of CanCo shall deliver to such holder, certificates representing the Parent Common Shares to which the holder is entitled and a cheque or cheques of CanCo payable at par and in Canadian dollars at any branch of the bankers of CanCo or of the Corporation in Canada in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price. If CanCo does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to this Article 5.


                                    ARTICLE 6

                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled at any time, subject to applicable law and the exercise by CanCo of the Retraction Call Right (as defined in subsection (c) below) and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to:

         (a) the Current Market Price of a Parent Common Share on the last Business Day prior to the Retraction Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one Parent Common Share (subject to adjustment as provided for in Section 11.1) for each Exchangeable Share presented and surrendered by the holder, plus

         (b) an additional amount in cash equal to the full amount of all dividends declared and unpaid thereon and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 hereof.

(collectively the "RETRACTION PRICE", provided that if the record date for any such declared and unpaid dividends occurs after the Retraction Date the Retraction Price shall not include such additional amount equivalent to such dividends).

To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the By-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, and together with a duly executed statement (the "RETRACTION REQUEST") in the form of Schedule "A" hereto or in such other form as may be acceptable to the
Corporation:

         (c) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "RETRACTED SHARES") redeemed by the Corporation;

         (d) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "RETRACTION DATE"), provided that the Retraction Date shall be not less than five Business Days (or such shorter period as may be permitted by the Corporation) nor more than ten Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Corporation; and

         (e) acknowledging the overriding right (the "RETRACTION CALL RIGHT") of CanCo to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to CanCo in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

No Exchangeable Shares may be transferred to any person other than Parent or CanCo without the prior approval of the Corporation. In the event that, on or prior to the Automatic Redemption Date, any holder of Exchangeable Shares notifies the Corporation that such holder desires to:

         (f) transfer or otherwise attempts to transfer any such shares to any other person or entity; or

         (g) vote against or dissent from, or not send in a proxy (if the failure to send in such proxy results in a failure to establish a quorum for such meeting) in respect of any resolution proposed in respect of, any matter in accordance with the provisions of the Act or any corresponding provisions of any other corporate legislation under which the Corporation exists from time to time other than a matter which would result in an adverse affect on the attributes of the Exchangeable Shares unless such matter is required to maintain the equivalence of the Exchangeable Shares and the Parent Common Shares;

(any such notification or attempt, a "TRANSFER/DISSENT ATTEMPT"), then such holder shall, by such action, be deemed to have made a Retraction Request on the following terms and conditions:

         (h) the Exchangeable Shares which are the subject of such Transfer/Dissent Attempt (the "TRANSFERRED/DISSENTED SHARES" shall be considered to be Retracted Shares for the purposes of such deemed Retraction Request;

         (i) the Retraction Date shall be one Business Day after the date of receipt by the Corporation of notice of the Transfer/Dissent Attempt (or such lesser period as the Corporation may permit);

         (j) the holder shall be deemed to have acknowledged the overriding Redemption Call Right and the Retraction Call Right.

In accordance with the deemed Retraction Request, no certificates shall be issued by the Corporation representing the Transferred/Dissented Shares in the name of the transferee, and the sole right of the transferee in respect of the Transferred/Dissented Shares shall be to receive the Parent Common Shares to which such person is entitled as a result of the Retraction Request.

6.2 Subject to the exercise by CanCo of the Retraction Call Right, upon receipt by the Corporation in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares effective at as at 3:59 p.m. on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Exchangeable Shares represented by any certificate are redeemed (or purchased by CanCo pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify CanCo thereof. In order to exercise the Retraction Call Right, CanCo must notify the Corporation in writing of CanCo's determination to do so (the "CANCO CALL NOTICE") within four Business Days of notification to CanCo by the Corporation of the receipt by the Corporation of the Retraction Request. If CanCo does not so notify the Corporation within such four Business Day period, the Corporation will notify the holder as soon as possible thereafter that CanCo will not exercise the Retraction Call Right. If CanCo delivers the CanCo Call Notice within such four Business Day time period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to CanCo in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and CanCo shall purchase from such holder and such holder shall sell to CanCo on the Retraction Date, the Retracted Shares for a purchase price (the "PURCHASE PRICE") per share equal to the Retraction Price per share plus, on the designated payment date therefor, to the extent not paid by the Corporation on the designated payment date therefor, an additional amount equivalent to the full amount of all declared and unpaid dividends on those Retracted Shares held by such holder on any dividend record date which occurred prior to the Retraction Date and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with
Section 3.1 hereof (the "DIVIDEND AMOUNT"). For the purposes of completing a purchase pursuant to the Retraction Call Right, CanCo shall deposit with the Corporation or the Depository, on or before the Retraction Date, certificates representing Parent Common Shares and a cheque or cheques of CanCo representing the aggregate Dividend Amount and the remaining portion, if any, of the total Purchase Price. Provided that the total Purchase Price has been so deposited with the Corporation or the Depository, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at 3:59 p.m. on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that CanCo does not deliver a CanCo Call Notice within such four Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date in the manner otherwise contemplated in this Article 6.

6.4 The Corporation or CanCo, as the case may be, shall, within twenty (20) days, deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, certificates representing the Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder or in such other name as the holder may request and, if applicable, a cheque of the Corporation payable at par at any branch of the bankers of the Corporation, or CanCo, as applicable, in payment of the remaining portion, if any, of the total Retraction Price or a cheque of CanCo payable at par and in Canadian dollars at any branch of the bankers of CanCo or of the Corporation in Canada in payment of the remaining portion, if any, of the total Purchase Price, as the case may be, and such delivery of such certificates and cheque on behalf of the Corporation or by CanCo, as the case may be shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques, unless such cheques are not paid on due presentation.

6.5 On and after as at 3:59 p.m.on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made within the time period as provided in section 6.4, in which case the rights of such holder shall be reinstated until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after as at 3:59 p.m. on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by CanCo shall thereafter be considered and deemed for all purposes to be a holder of the Parent Common Shares.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that CanCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with
Section 6.2 hereof on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to
Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to require Parent to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Parent to such holder of the Purchase Price for each such Retracted Share, as more specifically provided in the Exchange Agreement.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before as at 3:59 p.m. on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to CanCo shall be deemed to have been revoked.

6.8 Notwithstanding any other provision of this section 6, the Corporation shall not be required to redeem the Retracted Shares unless such holder has provided to the Corporation or the Depository either (i) a duly completed Retraction Request which indicates that such holder is not a non-resident of Canada for the purposes of the Income Tax Act (Canada) and the applicable provisions of any provincial legislation or (ii) a certificate issued by the Minister of National Revenue under section 116 of the INCOME TAX ACT (Canada) (or any successor provision) and any provincial equivalent if required, with a certificate limit not less than the fair market value of the Retracted Shares.


                                    ARTICLE 7

                REDEMPTION OF EXCHANGEABLE SHARES BY CORPORATION

7.1 Subject to applicable law and subject to the exercise by CanCo of the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem (the "AUTOMATIC REDEMPTION") all of the then outstanding Exchangeable Shares for an amount per share equal to:

         (i) the Current Market Price of a Parent Common Share on the last Business Day prior to the Automatic Redemption Date, which shall be satisfied in full by the Corporation causing to be delivered to each holder of Exchangeable Shares one Parent Common Share (subject to adjustment as provided for in Section 11.1) for each Exchangeable Share held by such holder, plus

         (ii) an additional amount in cash equal to the full amount of all declared and unpaid dividends thereon and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 hereof.

(collectively the "REDEMPTION PRICE", provided that if the record date for any such declared and unpaid dividends occurs after the Automatic Redemption Date, the Redemption Price shall not include such additional amount equivalent to such dividends). If any Exchangeable Shares are issued after the Automatic Redemption Date, the Corporation may immediately redeem such Exchangeable Shares as if they were issued and outstanding on the Automatic Redemption Date.

7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation shall, at least 30 days before the date on which the Exchangeable Shares are to be redeemed (the "REDEMPTION DATE") (other than a redemption as a result of an Automatic Redemption Date established in connection with a Parent Control Transaction or an Exchangeable Share Voting Event, in which case the notice shall not be less than three days) send or cause to be sent to each holder of Exchangeable Shares to be redeemed a notice in writing of the redemption by the Corporation or the purchase by CanCo under the Redemption Call Right, as the case may be, of the Exchangeable

Shares held by such holder. In the case of a Redemption Date established in connection with a Parent Control Transaction or an Exchangeable Share Voting Event, the written notice of redemption by the Corporation shall be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors to be reasonably practicable in the circumstances. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. On or after the Automatic Redemption Date and subject to the exercise by CanCo of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, upon presentation and surrender at the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the By-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, of certificates representing Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder and, if applicable, a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the additional amount equivalent to the full amount of all declared and unpaid dividends and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 hereof comprising part of the total Redemption Price. On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust corporation in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Parent Common Shares delivered to them or the custodian on their behalf.

7.3 CanCo shall have the overriding right (the "REDEMPTION CALL RIGHT"), notwithstanding the proposed redemption of Exchangeable Shares by the Corporation pursuant to this Article 7 hereof, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an Affiliate of Parent) to be redeemed on the Automatic Redemption Date, all but not less than all of the Exchangeable Shares held by each such holder on payment by CanCo to the holder of an amount per share equal to:

         (a) the Current Market Price of a Parent Common Share on the last Business Day prior to the Automatic Redemption Date which shall be satisfied in full by causing to be delivered to such holder one Parent Common Share (subject to adjustment as provided for in Section 11.1), plus

         (b) an additional amount in cash equal to the full amount of all dividends declared and unpaid on such Exchangeable Share and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with
                  Section 3.1 of these share provisions

(collectively the "REDEMPTION CALL PURCHASE PRICE", provided that if the record date for any such declared and unpaid dividends occurs after the Automatic Redemption Date, the Redemption Call Purchase Price shall not include such additional amount equivalent to such dividends). In the event of the exercise of the Redemption Call Right by CanCo, each holder shall be obligated to sell all the Exchangeable Shares held by the holder and otherwise to be redeemed to CanCo on the Automatic Redemption Date on payment by CanCo to the holder of the Redemption Call Purchase Price for each such share.

7.4 To exercise the Redemption Call Right, CanCo must notify the holders of Exchangeable Shares, and the Corporation of CanCo's intention to exercise such right at least two days before the Automatic Redemption Date (or, in the case of a Redemption Date established in connection with a Parent Control Transaction or an Exchangeable Share Voting Event, at least that number of days which is one day less than that number of days established by the Board of Directors of the Corporation as being the number of days prior notice as may be applicable for such redemption). The Corporation will notify the holders of the Exchangeable Shares as to whether or not CanCo has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by CanCo. If CanCo exercises the Redemption Call Right, on the Automatic Redemption Date, CanCo will purchase and the holders will sell all of the Exchangeable Shares to be redeemed for a price per share equal to the Redemption Call Purchase Price.

7.5 For the purposes of completing the purchase of Exchangeable Shares pursuant to the Redemption Call Right, CanCo shall deposit with the Corporation or the Depository, on or before the Automatic Redemption Date, certificates representing the aggregate number of Parent Common Shares deliverable by CanCo in payment of the total Redemption Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price. Provided that the total Redemption Call Purchase Price has been so deposited with the Corporation or the Depository, on and after the Automatic Redemption Date the rights of each holder of Exchangeable Shares so purchased will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by CanCo upon presentation and surrender by the holder of certificates representing the Exchangeable Shares purchased by CanCo from such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes (including for purposes of dividend entitlement, if any) to be the holder of the Parent Common Shares delivered to such holder. Upon surrender to the Corporation of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the By-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Corporation on behalf of CanCo shall deliver to such holder, certificates representing the Parent Common Shares to which the holder is entitled and a cheque or cheques of CanCo payable at par and in Canadian dollars at any branch of the bankers of CanCo or of the Corporation in Canada in payment of the remaining portion, if any, of the total Redemption Call Purchase Price. If CanCo does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of Exchangeable Shares pursuant to this Article 7.


                                    ARTICLE 8

                            PURCHASE FOR CANCELLATION

8.1 Subject to applicable law and the articles of the Corporation, the Corporation may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by private agreement with one or more holders of Exchangeable Shares or by tender to all the holders of record of Exchangeable Shares then outstanding, at any price per share together with an amount equal to all declared and unpaid dividends thereon. If in response to an invitation for tenders under the provisions of this Section 8.1, more Exchangeable Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Exchangeable Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If only part of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation. Notwithstanding the foregoing, the Corporation may at any time and from time to time purchase Exchangeable Shares held by any of its Affiliates (including CanCo) in exchange for Common Shares without making a similar offer to all the holders of record of Exchangeable Shares then outstanding.


                                    ARTICLE 9

                                  VOTING RIGHTS

9.1      Except as required by applicable law and the provisions of Article10, section 11.1 and section 12.2 hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting. For greater certainty, the holders of the Exchangeable Shares shall not have the right to vote separately as a class upon an amendment to the Articles of Incorporation of the Corporation or the By-laws of the Corporation to:

         (a) increase or decrease any maximum number of authorized shares of such class, or increase any maximum number of authorized shares of a class or series having rights or privileges equal or superior to the Exchangeable Shares;

         (b)      effect a reclassification of the Exchangeable Shares; or

         (c) create a new class or series of shares equal or superior to the Exchangeable Shares, except in the case of a series under section 25 of the Act.


                                   ARTICLE 10

                             AMENDMENT AND APPROVAL

10.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified. No such changes or removals may be made without the approval of the holders of a majority of the Common Shares at the time outstanding given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3% of the votes cast on such resolution at a meeting of holders of Common Shares duly called.

10.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3% of the votes cast on such resolution at a meeting of holders of Exchangeable Shares (other than Exchangeable Shares held by the Corporation, Parent, CanCo or any of their respective Affiliates) duly called and held at which the holders of at least 25% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 25% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting (other than by the Corporation, Parent, CanCo or any of their respective Affiliates) shall constitute the approval or consent of holders of Exchangeable Shares.


                                   ARTICLE 11

           RECIPROCAL CHANGES, ETC. IN RESPECT OF PARENT COMMON SHARES


11.1 Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that Parent will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 hereof:

                  (a) issue or distribute Parent Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Shares) to the holders of all or substantially all of the then outstanding Parent Common Shares by way of stock dividend or other distribution, other than an issue of Parent Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Shares) to holders of Parent Common Shares who exercise an option to receive dividends in Parent Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Shares) in lieu of receiving cash dividends; or

                  (b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Parent Common Shares entitling them to subscribe for or to purchase Parent Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Shares); or

                  (c) issue or distribute to the holders of all or substantially all of the then outstanding Parent Common Shares (A) shares or securities of Parent of any class other than Parent Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Parent Common Shares), (B) rights, options or warrants other than those referred to in Section 11.1(a)(ii) above, (C) evidences of indebtedness of Parent or (D) assets of Parent;

         unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares.

11.2 Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that Parent will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 hereof:

                  (a) subdivide, redivide or change the then outstanding Parent Common Shares into a greater number of Parent Common Shares; or

                  (b) reduce, combine or consolidate or change the then outstanding Parent Common Shares into a lesser number of Parent Common Shares; or

                  (c) reclassify or otherwise change the Parent Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the Parent Common Shares;

         unless the same or an economically equivalent change shall simultaneously be made to, or in, the rights of the holders of the Exchangeable Shares. The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with section 10.2 hereof.

11.3 Pursuant to the Exchange Agreement, the holders of Exchangeable Shares (other than Parent and its Affiliates) are given certain rights to exchange their Exchangeable Shares for Parent Common Shares.

                                   ARTICLE 12

               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT
                          AND UNDER EXCHANGE AGREEMENT

12.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Parent, CanCo and the Corporation with all provisions of the Support Agreement and the Exchange Agreement applicable to Parent, CanCo and the Corporation, respectively, in accordance with the respective terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation and the holders of Exchangeable Shares all rights and benefits in favour of the Corporation and such holders under or pursuant to such agreements.

12.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement and the Exchange Agreement (except as contemplated therein) without the approval of the holders of Exchangeable Shares given (i) at a meeting convened in accordance with Section 10.2 hereof or (ii) by way of written consent by each of the holders of Exchangeable Shares, other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

         (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares thereunder; or

         (b) making such provisions or modifications not inconsistent with the spirit and intent of such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

         (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                                   ARTICLE 13

                               LEGEND; CALL RIGHTS

13.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the deemed delivery of a Retraction Request as contemplated in Section 6.1 of these share provisions, the provisions relating to the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right, and the Exchange Agreement (including the provisions with respect to the Exchange Right and automatic exchange thereunder).

13.2 Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of CanCo, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of the Corporation as therein provided.


                                   ARTICLE 14

                                     NOTICES

14.1 Any notice or other communication required or permitted to be delivered to the Corporation shall be in writing and shall be valid and effective when delivered (by hand, by registered mail, by courier or express delivery service) to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

14.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

14.3 Any and all notices to be given and any documents to be sent to any holders of Exchangeable Shares may be given or sent to the address of such holder shown on the register of holders of Exchangeable Shares in any manner permitted by the By-laws of the Corporation from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such By-laws. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

14.4 If the Corporation determines that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice to the holders of Exchangeable Shares hereunder, the Corporation shall, notwithstanding the provisions hereof, give such notice by means of publication in THE GLOBE AND MAIL, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada and in a French language daily newspaper of general circulation in the Province of Quebec, once in each of two successive weeks, and notice so published shall be deemed to have been given on the latest date on which the first publication has taken place. If, by any reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Corporation would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally to the Corporation in accordance with section 14.1 or 14.2, as the case may be.


                                   ARTICLE 15

                                     GENERAL

15.1     WITHHOLDING RIGHTS

The Corporation and CanCo shall be entitled to deduct and withhold from any dividends paid on the Exchangeable Shares and any consideration otherwise payable to any holder of Exchangeable Shares such amounts as the Corporation and CanCo determine they are required to deduct and withhold with respect to the making of such payment under the UNITED STATES INTERNAL REVENUE CODE OF 1986, as amended, the INCOME TAX ACT (Canada) or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, and the holder has not provided the Corporation or the CanCo, as the case may be, with such amount in cash or certified funds, the Corporation and CanCo are hereby authorized to sell or otherwise dispose of at fair market value such portion of such consideration as is necessary to provide sufficient funds to the Corporation and CanCo (after deducting expenses) in order to enable them to comply with such deduction or withholding requirement and the Corporation and CanCo shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale. The Corporation shall be entitled to withhold all of the consideration to which such non-resident shareholder would otherwise be entitled until such time as the holder provides to the Corporation an appropriate certificate issued under section 116 of the INCOME TAX ACT (Canada) or an amount in cash or certified funds equal to the amount the Corporation would be required to remit to the Canada Customs and Revenue Agency on behalf of the non-resident shareholder if such a certificate was not provided, together with interest thereon in an amount sufficient to indemnify the Corporation, on an after-tax basis, for its costs in connection with the foregoing.

15.2     SPECIFIED AMOUNT

         For the purposes of subsection 191(4) of the INCOME TAX ACT (Canada), the specified amount in respect of an Exchangeable Share is $30.305.

15.3     COMPLIANCE

         The Corporation, CanCo and Parent may waive strict compliance by a holder of Exchangeable Shares with any provision of the Exchangeable Share Provisions.

                                  SCHEDULE "A"
                              NOTICE OF RETRACTION

TO: IMAGE PROCESSING SYSTEMS INC. ("THE CORPORATION") and PHOTON DYNAMICS NOVA SCOTIA COMPANY (or its permitted assigns) ("CanCo"), MONTREAL TRUST COMPANY OF CANADA (the "DEPOSITORY") and PHOTON DYNAMICS, INC. ("PARENT")

                  This notice is given pursuant to Article 6 of the provisions (the "SHARE PROVISIONS") attaching to the Exchangeable Shares of the Corporation represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

                  The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share Provisions the following share(s) (the "RETRACTED SHARES"):

         / /      all share(s) represented by this certificate; or

         / /      __________________ share(s) only.

                  The undersigned hereby notifies the Corporation that the Retraction Date shall be ____ ____________.

Note: The Retraction Date must be a Business Day and must not be less than five Business Days nor more than ten Business Days after the date upon which this notice is received by the Depository. If no such Business Day is specified above, the Retraction Date shall be deemed to be the tenth Business Day after the date on which this notice is received by the Depository.

                  The undersigned acknowledges the overriding Retraction Call Right of CanCo to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to CanCo in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in section 6.3 of the Share Provisions. The undersigned further acknowledges that CanCo has agreed to exercise the Retraction Call Right and purchase any and all Retracted Shares. This notice of retraction, and this offer to sell the Retracted Shares to CanCo, may be revoked and withdrawn by the undersigned only by notice in writing given to the Depository at any time before the close of business on the Business Day immediately preceding the Retraction Date.

                  The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right so as to require Parent to purchase the unredeemed Retracted Shares.

                  The undersigned hereby represents and warrants to the Corporation and CanCo that the undersigned:

1.       / /      is

                  (select one)

         / /      is not

the beneficial owner of the Retracted Shares;

NOTE: IF THE BENEFICIAL OWNER, PROCEED TO ITEM 2 BELOW; IF NOT THE BENEFICIAL OWNER, PROCEED TO ITEM 3 BELOW.

2. If the undersigned is the beneficial owner of the Retracted Shares, the undersigned further represents and warrants that the undersigned:

         / /      is

                  (select one)

         / /      is not

a non-resident of Canada for purposes of the INCOME TAX ACT (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT, UNLESS THE EXCHANGEABLE SHARES ARE THEN LISTED ON A PRESCRIBED STOCK EXCHANGE, IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS NOT A NON-RESIDENT OF CANADA OR A CERTIFICATE ISSUED BY THE MINISTER OF NATIONAL REVENUE UNDER SECTION 116 OF THE INCOME TAX ACT (CANADA) OR ANY SUCCESSOR PROVISION AND ANY PROVINCIAL EQUIVALENT IF REQUIRED, WITH A TAX CLEARANCE CERTIFICATE LIMIT NOT LESS THAN THE FAIR MARKET VALUE OF THE RETRACTED SHARES, THE CORPORATION IS NOT OBLIGATED TO EFFECT THE RETRACTION.

3. If the undersigned is not the beneficial owner of the Retracted Shares then the undersigned further represents and warrants that the beneficial owner of the Retracted Shares:

         / /      is

                  (select one)

         / /      is not


a non-resident of Canada for purposes of the INCOME TAX ACT (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT, UNLESS THE EXCHANGEABLE SHARES ARE THEN LISTED ON A PRESCRIBED STOCK

EXCHANGE, IN THE ABSENCE OF AN INDICATION THAT THE BENEFICIAL OWNER IS NOT A NON-RESIDENT OF CANADA OR A CERTIFICATE ISSUED BY THE MINISTER OF NATIONAL REVENUE UNDER SECTION 116 OF THE INCOME TAX ACT (CANADA) OR ANY SUCCESSOR PROVISION AND ANY PROVINCIAL EQUIVALENT IF REQUIRED, WITH A TAX CLEARANCE CERTIFICATE LIMIT NOT LESS THAN THE FAIR MARKET VALUE OF THE RETRACTED SHARES, THE CORPORATION IS NOT OBLIGATED TO EFFECT THE RETRACTION.

                  The undersigned hereby represents and warrants that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by Parent, CanCo or the Corporation, as the case may be, free and clear of all liens, claims and encumbrances.

----------------------  ----------------------------- --------------------------
       (Date)             (Signature of Shareholder)   (Guarantee of Signature)

/ / Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the office of the Depository set out below, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register unless the form appearing below is duly completed.

Note: This panel must be completed and this certificate, together with such additional documents as the Corporation may require, must be deposited with the Depository at its office in Toronto. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date:    _____________________________



Name of Person in Whose Name Securities or Cheque(s) are to be Registered, Issued or Delivered (please print): ______________________

Street Address or P.O. Box: ____________________________________________________

Signature of Shareholder: ______________________________________________________

City, Province and Postal Code: ________________________________________________

Signature Guaranteed by: _______________________________________________________



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Taxpayer Identification Number/
Social Insurance Number    _____________________________________________________

Note: If this notice of retraction is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of the Corporation represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of the Corporation.


To effect a retraction, this duly completed retraction notice, together with such additional documents as the Corporation may require, must be deposited with the Depository at:

                        Montreal Trust Company of Canada
                             Stock Transfer Services
                               9th Floor (by hand)
                         11th Floor (by mail or courier)
                              100 University Avenue
                                Toronto, Ontario
                                     M5J 2Y1




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